                       SUPPLEMENT DATED NOVEMBER 21, 1997
                        PROSPECTUS DATED MAY 1, 1997 FOR
                  PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

                              KEMPER ADVANTAGE III
                                   ISSUED BY
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement updates certain information contained in your Prospectus. Please read it carefully and keep it with your Prospectus for future reference.

The section "Performance Information" on page 15 of the Prospectus is hereby deleted in its entirety and replaced with the following:

PERFORMANCE INFORMATION

From time to time, the Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise "average annual total return" and "total return." The IFS High Yield Subaccount, IFS Government Securities Subaccount, IFS Investment Grade Bond Subaccount and Janus Short-Term Bond Subaccount may also advertise 'yield'. The IFS Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount. Average annual total return and total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in the Subaccount for the period in question. Average annual total return and total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable, and the life of the Portfolio, ending with the most recent calendar quarter for average annual total return and the most recent calendar month for total return. Average annual total return will also be quoted for periods covering the life of the Subaccount offered under the Contracts. Average annual total return figures are annualized, and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the applicable period. Total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period. Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the IFS Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period which is compounded on a semi-annual basis. The effective yield for the IFS Money Market Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The IFS Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect. The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values will fluctuate. Units of the Subaccounts are redeemable by an investor at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first six years after purchase may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after six years; however, the aggregate Withdrawal Charge will not exceed 7.25% of aggregate Purchase Payments under the Contract. Yield, effective yield and total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period in question. Additional information concerning a Subaccount's performance appears in the Statement of Additional Information. The Subaccounts may be compared to relevant indices and performance data from independent sources. Additional information concerning these indices and independent sources is provided in the Statement of Additional Information. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

                          SUPPLEMENT DATED MAY 1, 1997
                        PROSPECTUS DATED MAY 1, 1997 FOR
                  PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

                              KEMPER ADVANTAGE III
                                   ISSUED BY
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

Effective March 1, 1997, Kemper Investors Life Insurance Company ("KILICO") has revised or endorsed the Contracts that are issued as Individual Retirement Annuities (IRAs), Simplified Employee Pensions (SEPs) or Non-Qualified Plan Contracts (Non-Qualified). Contracts issued as IRAs, SEPs or Non-Qualified are being changed to provide for: 1) waiver of the Records Maintenance Charge for Contracts with a Contract Value equaling or exceeding $50,000; and 2) revision of the death benefit payable upon the death of the Owner or Annuitant (subject to state approval). These changes are described below with references to those parts of the Prospectus that are modified by this Supplement.

RECORDS MAINTENANCE CHARGE

The following sentence is added to the first paragraph under "1. Records Maintenance Charge" appearing on page 21 of the Prospectus:

     "For Contracts issued on or after March 1, 1997 as Individual Retirement Annuities, Simplified Employee Pensions or Non-Qualified Plan Contracts, the Records Maintenance Charge will be waived for Contracts with a Contract Value equaling or exceeding $50,000 on the date of assessment."

DEATH BENEFIT

The following paragraph is added at the end of section "6. Death Benefit" appearing on page 20 of the Prospectus:

     "For Contracts issued on or after March 1, 1997 as Individual Retirement Annuities, Simplified Employee Pensions or Non-Qualified Plan Contracts, subject to state approval, the death benefit will be determined as follows. If death occurs prior to the deceased's attainment of age 90, the death benefit will be the greater of (a) the total amount of Purchase Payments less Debt and less the aggregate amount of all previous partial withdrawals, (b) the Contract Value as of the day written proof of death is received by KILICO, less Debt or (c) the Greatest Anniversary Value immediately preceding the date of death, less Debt. For purposes of this paragraph, the Greatest Anniversary Value is equal to the highest Anniversary Value determined from the following. An Anniversary Value is calculated for each contract anniversary prior to the deceased's attainment of age 81. The Anniversary Value is equal to the Contract Value on a contract anniversary, increased by the dollar amount of any Purchase Payments made since that anniversary and reduced by any withdrawals since that anniversary. If death occurs on or after the deceased's attainment of age 90, the death benefit will be the Contract Value as of the day written proof of death is received by KILICO, less Debt."

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1997
                         (AS AMENDED NOVEMBER 21, 1997)
--------------------------------------------------------------------------------

                                PERIODIC PAYMENT

                           VARIABLE ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                              KEMPER ADVANTAGE III

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (847) 550-5500

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 1997. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                               ------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Services to the Separate Account............................  B-1
Performance Information of Subaccounts......................  B-1
State Regulation............................................  B-16
Experts.....................................................  B-17
Financial Statements........................................  B-17

ADV-02C

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.

The independent auditors for the Separate Account are KPMG Peat Marwick LLP, Chicago, Illinois for the periods through December 31, 1996. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the periods through December 31, 1996.

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six percent (6%) of Purchase Payments. During 1996, 1995 and 1994 KILICO incurred gross commissions payable of approximately $9,049,000, $10,006,000 and $13,085,000 respectively, to licensed insurance agents.

                     PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the prospectus, a Subaccount's historical performance may be shown in the form of "average annual total return" and "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the IFS High Yield Subaccount, IFS Investment Grade Bond Subaccount, the IFS Government Securities Subaccount and the Janus Short-Term Bond Subaccount; and "yield" and "effective yield" information may be provided in the case of the IFS Money Market Subaccount. These various measures of performance are described below.

A Subaccount's average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Contract Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.

No standard formula has been prescribed for calculating total return performance. Total return performance for a specific period is calculated by first taking an investment (assumed to be $10,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit Value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Premium taxes are not included in the term charges. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $10,000 was chosen because that approximates the size of a typical account. The account size used affects the performance figure because the Records Maintenance Charge is a fixed per account charge. Both annualized and nonannualized (cumulative) total return figures may be provided. Annualized total return figures represent the average annual percentage change in the value of a

Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.

Average annual total return quotations will be current to the last day of the calendar quarter and total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Average annual total return and total return will be based on rolling calendar quarters and calendar months, respectively, and both will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). Average annual total return will also quote a period covering the time the underlying Portfolio has been held in a Subaccount offered under the Contracts (life of Subaccount). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the average annual total return and total return quotations will show the investment performance such underlying Portfolios would have achieved (reduced by the applicable charges) had they been held as Subaccounts within the Separate Account for the period quoted.

Performance information will be shown for periods from March 5, 1982 (inception) for the IFS Money Market Subaccount, IFS Total Return Subaccount and IFS High Yield Subaccount, and for periods from December 9, 1983 (inception) for the IFS Growth Subaccount. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the IFS Fund. In addition, on that date the IFS Government Securities Subaccount was added to the Separate Account to invest in the IFS Fund's Government Securities Portfolio. For the IFS Government Securities Subaccount, performance figures will reflect investment experience as if the IFS Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the IFS Government Securities Portfolio.

The yield for the IFS High Yield Subaccount, the IFS Investment Grade Bond Subaccount, the IFS Government Securities Subaccount, and the Janus Short-Term Bond Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the IFS High Yield Subaccount, the IFS Government Securities Subaccount and the IFS Investment Grade Bond Subaccount, based upon the one month period ended September 30, 1997 were 7.04%, 5.16%, and 4.80%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                 a - b
                -------
  YIELD = 2[(             +1)(6) - 1]
                  cd

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of withdrawal charges or premium taxes.

The IFS Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit Value during the period is divided by the Accumulation Unit Value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Account's portfolio are not included in the calculation. The IFS Money Market Subaccount's yield for the seven-day period ended September 30, 1997 was 3.81% and average portfolio maturity was 22 days.

The IFS Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (365) / (7) - 1. The IFS Money Market Subaccount's effective yield for the seven day period ended September 30, 1997 was 3.88%.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first six years after purchase may be subject to a Withdrawal Charge that ranges from 6% the first year to 0% after six years; however, the aggregate Withdrawal Charge will not exceed 7.25% of aggregate Purchase Payments under the Contract. Yield, effective yield and total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. Average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, Morningstar, Inc., Ibbotson Associates or Micropal. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes which are described below. In particular, it should be noted that certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The units of the Subaccounts are not insured. Also, the value of the Subaccounts will fluctuate. From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

The following tables include average annual total return and total return quotations for various periods as of June 30, 1997, and compares these quotations to various indexes.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)

                                                                                                                    AVERAGE
                                                                                                                     ANNUAL
                                                                                             TOTAL RETURN(1)         TOTAL
                                                                                         -----------------------   RETURN(2)
                                                           YEAR TO DATE                  CUMULATIVE                ----------
                                                                (%)           ENDING        (%)       ANNUALIZED   ANNUALIZED
                                                             RETURN(3)       VALUE(4)      RETURN     (%) RETURN   (%) RETURN
                                                           ------------      --------    ----------   ----------   ----------
IFS VALUE SUBACCOUNT....................................      14.63%
  Life of Subaccount (from 05/01/96)....................                                                             22.19%
  Life of Portfolio (from 05/01/96).....................                    $13,323.09     33.23%       27.94%       22.19%
  One Year..............................................                    $13,115.41     31.15%       30.96%       22.74%
IFS VALUE+GROWTH SUBACCOUNT.............................      12.80%
  Life of Subaccount (from 05/01/96)....................                                                             17.76%
  Life of Portfolio (from 05/01/96).....................                    $12,800.76     28.01%       23.62%       17.76%
  One Year..............................................                    $12,643.04     26.43%       26.27%       18.22%
IFS HORIZON 20+ SUBACCOUNT..............................      10.17%
  Life of Subaccount (from 05/01/96)....................                                                             15.10%
  Life of Portfolio (from 05/01/96).....................                    $12,574.72     25.75%       21.75%       15.10%
  One Year..............................................                    $12,443.65     24.44%       24.29%       15.36%
JANUS GROWTH SUBACCOUNT.................................      12.55%
  Life of Subaccount (from 09/15/95)....................                                                             14.27%
  Life of Portfolio (from 09/13/93).....................                    $17,634.86     76.35%       16.13%       14.46%
  Three Year............................................                    $17,549.53     75.50%       20.62%       18.26%
  One Year..............................................                    $11,936.61     19.37%       19.37%       11.43%
FIDELITY EQUITY INCOME SUBACCOUNT.......................      15.65%
  Life of Subaccount (from 05/01/96)....................                                                             13.91%
  Life of Portfolio (from 10/09/86).....................                    $36,580.23    265.80%       12.85%       12.58%
  Ten Years.............................................                    $20,892.69    108.93%        7.64%        6.78%
  Five Years............................................                    $20,588.66    105.89%       15.54%       14.41%
  Three Years...........................................                    $17,005.32     70.05%       19.36%       17.06%
  One Year..............................................                    $12,384.93     23.85%       23.85%       15.58%
FIDELITY VIP GROWTH SUBACCOUNT..........................      13.10%
  Life of Subaccount (from 05/01/96)....................                                                              8.71%
  Life of Portfolio (from 10/09/86).....................                    $40,547.74    305.48%       13.93%       13.44%
  Ten Years.............................................                    $28,594.37    185.94%       11.07%       10.44%
  Five Years............................................                    $22,274.69    122.75%       17.37%       16.32%
  Three Years...........................................                    $19,645.98     96.46%       25.24%       22.98%
  One Year..............................................                    $11,622.39     16.22%       16.22%        8.48%
FIDELITY INDEX 500 SUBACCOUNT...........................      19.44%
  Life of Subaccount (from 05/01/96)....................                                                             23.58%
  Life of Portfolio (from 08/27/92).....................                    $22,355.45    123.55%       18.07%       16.90%
  Three Years...........................................                    $20,094.07    100.94%       26.19%       23.84%
  One Year..............................................                    $13,213.97     32.14%       32.14%        5.79%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                           COMPARED TO
                                -------------------------------------------------------------------------------------------------
                                  DOW JONES       DOW JONES      STANDARD &       STANDARD &        CONSUMER         CONSUMER
                                INDUSTRIAL(5)   INDUSTRIAL(5)   POOR'S 500(6)   POOR'S 500(6)    PRICE INDEX(7)   PRICE INDEX(7)
                                CUMULATIVE %    ANNUALIZED %    CUMULATIVE %     ANNUALIZED %     CUMULATIVE %     ANNUALIZED %
                                   RETURN          RETURN          RETURN           RETURN           RETURN           RETURN
                                -------------   -------------   -------------   -------------    --------------   --------------
IFS VALUE SUBACCOUNT
  Life of Portfolio (from
    05/01/96).................      37.62%          31.56%          35.22%          29.58%             2.69%           2.31%
  One Year....................      35.69%          35.69%          31.99%          31.99%             2.30%           2.30%
IFS VALUE+GROWTH SUBACCOUNT
  Life of Portfolio (from
    05/01/96).................      37.62%          31.56%          35.22%          29.58%             2.69%           2.31%
  One Year....................      35.69%          35.69%          31.99%          31.99%             2.30%           2.30%
IFS HORIZON 20+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96).................      37.62%          31.56%          35.22%          29.58%             2.69%           2.31%
  One Year....................      35.69%          35.69%          31.99%          31.99%             2.30%           2.30%
JANUS GROWTH SUBACCOUNT
  Life of Portfolio (from
    09/13/93).................     111.13%          21.77%          91.56%          18.69%            10.55%           2.68%
  Three Year..................     111.67%          28.40%          99.23%          25.83%             8.31%           2.70%
  One Year....................      35.69%          35.69%          31.99%          31.99%             2.30%           2.30%
FIDELITY EQUITY INCOME
  SUBACCOUNT
  Life of Portfolio (from
    10/09/86).................     327.02%          14.50%         275.30%          13.13%            45.59%           3.56%
  Ten Years...................     217.25%          12.24%         191.16%          11.28%            41.11%           3.50%
  Five Years..................     131.21%          18.25%         116.87%          16.75%            14.34%           2.72%
  Three Years.................     111.67%          28.40%          99.23%          25.83%             8.31%           2.70%
  One Year....................      35.69%          35.69%          31.99%          31.99%             2.30%           2.30%
FIDELITY VIP GROWTH SUBACCOUNT
  Life of Portfolio (from
    10/09/86).................     327.02%          14.50%         275.30%          13.13%            45.59%           3.56%
  Ten Years...................     217.25%          12.24%         191.16%          11.28%            41.11%           3.50%
  Five Years..................     131.21%          18.25%         116.87%          16.75%            14.34%           2.72%
  Three Years.................     111.67%          28.40%          99.23%          25.83%             8.31%           2.70%
  One Year....................      35.69%          35.69%          31.99%          31.99%             2.30%           2.30%
FIDELITY INDEX 500
  SUBACCOUNT..................     135.75%          19.39%         114.04%          17.03%            13.77%           2.70%
  Life of Portfolio (from
    08/27/92).................      37.62%          31.56%          35.22%          29.58%             2.69%           2.31%
  Three Years.................     111.67%          28.40%          99.23%          25.83%             8.31%           2.70%
  One Year....................      35.69%          35.69%          31.99%          31.99%             2.30%           2.30%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                                                                    AVERAGE
                                                                                                                     ANNUAL
                                                                                                                     TOTAL
                                                                                     TOTAL RETURN(1)               RETURN(2)
                                                                             --------------------------------    --------------
                                           YEAR TO DATE (%)      ENDING      CUMULATIVE (%)    ANNUALIZED (%)    ANNUALIZED (%)
                                              RETURN(3)         VALUE(4)         RETURN            RETURN            RETURN
                                           ----------------     --------     --------------    --------------    --------------
IFS MONEY MARKET SUBACCOUNT(20)........         1.88%
  Life of Subaccount (from 04/06/82)...                                                                                4.62%
  Life of Portfolio (from 04/06/82)....                        $22,152.56       121.53%             5.36%              4.62%
  Ten Years............................                        $15,207.88        52.08%             4.28%              3.13%
  Five Years...........................                        $11,450.59        14.51%             2.75%              0.10%
  Three Years..........................                        $11,115.63        11.16%             3.59%            (0.07)%
  One Year.............................                        $10,343.99         3.44%             3.44%            (4.75)%
IFS HIGH YIELD SUBACCOUNT(19)..........         4.67%
  Life of Subaccount (from 04/06/82)...                                                                               11.81%
  Life of Portfolio (from 04/06/82)....                        $55,213.67       472.14%            12.14%             11.81%
  Ten Years............................                        $25,164.21       151.64%             9.67%              8.80%
  Five Years...........................                        $15,924.01        59.24%             9.75%              7.72%
  Three Years..........................                        $13,583.05        35.83%            10.75%              7.62%
  One Year.............................                        $11,324.49        13.24%            13.24%              5.11%
IFS GOVT. SECURITIES SUBACCOUNT........         2.88%
  Life of Subaccount (from 11/03/89)...                                                                                5.29%
  Life of Portfolio (from 09/03/87)....                        $18,212.84        82.13%             6.29%              5.59%
  Five Years...........................                        $12,740.30        27.40%             4.96%              2.98%
  Three Years..........................                        $12,143.30        21.43%             6.69%              3.73%
  One Year.............................                        $10,677.42         6.77%             6.77%            (0.86)%
IFS INVESTMENT GRADE BOND SUBACCOUNT...         2.27%
  Life of Subaccount (from 05/01/96)...                                                                              (0.87)%
  Life of Portfolio (from 05/01/96)....                        $10,488.11         4.88%             4.18%            (0.87)%
  One Year.............................                        $10,444.42         4.44%             4.42%            (2.34)%
JANUS SHORT-TERM BOND SUBACCOUNT.......         2.55%
  Life of Subaccount (from 09/15/95)...                                                                                0.47%
  Life of Portfolio (from 09/13/93)....                        $11,325.85        13.26%             3.34%              1.76%
  Three Year...........................                        $10,871.68         8.72%             2.83%              0.67%
  One Year.............................                        $10,548.22         5.48%             5.48%            (1.30)%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                      COMPARED TO
                       ----------------------------------------------------------------------------------------------------------
                                                                                       SALOMON BROS   SALOMON BROS   LEHMAN BROS.
                                                           CDA CERT       CDA CERT      HIGH GRADE     HIGH GRADE     GOVT/CORP
                          CONSUMER         CONSUMER       OF DEPOSIT     OF DEPOSIT     CORP BOND      CORP BOND         BOND
                       PRICE INDEX(7)   PRICE INDEX(7)     INDEX(8)       INDEX(8)       INDEX(9)       INDEX(9)      INDEX(10)
                        CUMULATIVE %     ANNUALIZED %    CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %   CUMULATIVE %
                           RETURN           RETURN          RETURN         RETURN         RETURN         RETURN         RETURN
                       --------------   --------------   ------------   ------------   ------------   ------------   ------------
IFS MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio
    (from
    04/06/82)........       69.27%            3.50%         183.05%         7.03%         625.44%        13.81%             N/A
  Ten Years..........       41.11%            3.50%          82.24%         6.18%         173.73%        10.59%             N/A
  Five Years.........       14.34%            2.72%          26.65%         4.84%          58.51%         9.65%             N/A
  Three Years........        8.31%            2.70%          18.29%         5.76%          41.34%        12.22%             N/A
  One Year...........        2.30%            2.30%           5.64%         5.64%          15.11%        15.11%             N/A
IFS HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio
    (from
    04/06/82)........       69.27%            3.50%            N/A           N/A             N/A           N/A         1,098.42%
  Ten Years..........       41.11%            3.50%            N/A           N/A             N/A           N/A           181.71%
  Five Years.........       14.34%            2.72%            N/A           N/A             N/A           N/A            50.49%
  Three Years........        8.31%            2.70%            N/A           N/A             N/A           N/A            32.13%
  One Year...........        2.30%            2.30%            N/A           N/A             N/A           N/A             8.92%
IFS GOVT SECURITIES
  SUBACCOUNT
  Life of Portfolio
    (from
    09/03/87)........       58.56%            3.46%            N/A           N/A          179.11%        11.01%          182.59%
  Five Years.........       14.34%            2.72%            N/A           N/A           58.51%         9.65%           50.49%
  Three Years........        8.31%            2.70%            N/A           N/A           41.34%        12.22%           32.13%
  One Year...........        2.30%            2.30%            N/A           N/A           15.11%        15.11%            8.92%
IFS INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio
    (from
    05/01/96)........        2.69%            2.31%            N/A           N/A           17.15%        14.58%           10.40%
  One Year...........        2.30%            2.30%            N/A           N/A           15.11%        15.11%            8.92%
JANUS SHORT-TERM BOND
  Life of Portfolio
    (from
    09/13/93)........       10.55%            2.68%            N/A           N/A           30.85%         7.34%             N/A
  Three Year.........        8.31%            2.70%            N/A           N/A           41.34%        12.22%           32.13%
  One Year...........        2.30%            2.30%            N/A           N/A           15.11%        15.11%            8.92%

                       COMPARED TO
                       ------------
                       LEHMAN BROS.
                        GOVT/CORP
                           BOND
                        INDEX(10)
                       ANNUALIZED %
                          RETURN
                       ------------
IFS MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio
    (from
    04/06/82)........       N/A
  Ten Years..........       N/A
  Five Years.........       N/A
  Three Years........       N/A
  One Year...........       N/A
IFS HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio
    (from
    04/06/82)........     17.60%
  Ten Years..........     10.91%
  Five Years.........      8.52%
  Three Years........      9.73%
  One Year...........      8.92%
IFS GOVT SECURITIES
  SUBACCOUNT
  Life of Portfolio
    (from
    09/03/87)........     11.15%
  Five Years.........      8.52%
  Three Years........      9.73%
  One Year...........      8.92%
IFS INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio
    (from
    05/01/96)........      8.88%
  One Year...........      8.92%
JANUS SHORT-TERM BOND
  Life of Portfolio
    (from
    09/13/93)........       N/A
  Three Year.........      9.73%
  One Year...........      8.92%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                            COMPARED TO
                                       --------------------------------------------------------------------------------------
                                                                                                                LEHMAN BROS
                                        MERRILL LYNCH      MERRILL LYNCH      LEHMAN BROS      LEHMAN BROS       GOVT/CORP
                                          GOVT/CORP          GOVT/CORP         LONG GOVT        LONG GOVT         1-3 YEAR
                                       MASTER INDEX(11)   MASTER INDEX(11)   BOND INDEX(12)   BOND INDEX(12)   BOND INDEX(13)
                                         CUMULATIVE %       ANNUALIZED %      CUMULATIVE %     ANNUALIZED %     CUMULATIVE %
                                            RETURN             RETURN            RETURN           RETURN           RETURN
                                       ----------------   ----------------   --------------   --------------   --------------
IFS MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)........................          N/A               N/A               N/A              N/A              N/A
  Ten Years..........................          N/A               N/A               N/A              N/A              N/A
  Five Years.........................          N/A               N/A               N/A              N/A              N/A
  Three Years........................          N/A               N/A               N/A              N/A              N/A
  One Year...........................          N/A               N/A               N/A              N/A              N/A
IFS HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)........................       412.46%            11.25%              N/A              N/A              N/A
  Ten Years..........................       131.13%             8.74%              N/A              N/A              N/A
  Five Years.........................        42.09%             7.28%              N/A              N/A              N/A
  Three Years........................        27.40%             8.30%              N/A              N/A              N/A
  One Year...........................         4.94%             4.94%              N/A              N/A              N/A
IFS GOVT SECURITIES SUBACCOUNT
  Life of Portfolio (from
    09/03/87)........................       133.37%             9.01%              N/A              N/A              N/A
  Five Years.........................        42.09%             7.28%            74.40%           11.78%             N/A
  Three Years........................        27.40%             8.30%            47.05%           13.72%             N/A
  One Year...........................         4.94%             4.94%            15.24%           15.24%             N/A
IFS INVESTMENT GRADE BOND SUBACCOUNT
  Life of Portfolio (from
    05/01/96)........................         9.01%             7.70%              N/A              N/A              N/A
  One Year...........................         4.94%             4.94%              N/A              N/A              N/A
JANUS SHORT-TERM BOND
  Life of Portfolio (from
    09/13/93)........................          N/A               N/A             28.14%            6.76%           26.49%
  Three Year.........................        27.40%             8.30%            47.05%           13.72%           26.20%
  One Year...........................         4.94%             4.94%            15.24%           15.24%            7.96%

                                        COMPARED TO
                                       --------------
                                        LEHMAN BROS
                                         GOVT/CORP
                                          1-3 YEAR
                                       BOND INDEX(13)
                                        ANNUALIZED %
                                           RETURN
                                       --------------
IFS MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)........................        N/A
  Ten Years..........................        N/A
  Five Years.........................        N/A
  Three Years........................        N/A
  One Year...........................        N/A
IFS HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)........................        N/A
  Ten Years..........................        N/A
  Five Years.........................        N/A
  Three Years........................        N/A
  One Year...........................        N/A
IFS GOVT SECURITIES SUBACCOUNT
  Life of Portfolio (from
    09/03/87)........................        N/A
  Five Years.........................        N/A
  Three Years........................        N/A
  One Year...........................        N/A
IFS INVESTMENT GRADE BOND SUBACCOUNT
  Life of Portfolio (from
    05/01/96)........................        N/A
  One Year...........................        N/A
JANUS SHORT-TERM BOND
  Life of Portfolio (from
    09/13/93)........................       6.39%
  Three Year.........................       8.07%
  One Year...........................       7.96%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                                                                       AVERAGE
                                                                                                                        ANNUAL
                                                                                                                        TOTAL
                                                                                              TOTAL RETURN(1)         RETURN(2)
                                                                                          ------------------------    ----------
                                                                                          CUMULATIVE    ANNUALIZED    ANNUALIZED
                                                   YEAR TO DATE(%)                           (%)           (%)           (%)
                                                      RETURN(3)        ENDING VALUE(4)      RETURN        RETURN        RETURN
                                                   ---------------     ---------------    ----------    ----------    ----------
IFS GROWTH SUBACCOUNT..........................          9.87%
  Life of Subaccount (from 12/09/83)...........                                                                          13.16%
  Life of Portfolio (from 12/09/83)............                          $55,803.15         458.03%        13.52%        13.16%
  Ten Years....................................                          $29,665.89         196.66%        11.49%        10.72%
  Five Years...................................                          $21,189.50         111.89%        16.20%        14.24%
  Three Years..................................                          $18,170.12          81.70%        22.03%        18.80%
  One Year.....................................                          $11,987.96          19.88%        19.88%        11.19%
FIDELITY CONTRA FUND SUBACCOUNT................         10.92%
  Life of Subaccount (from 05/01/96)...........                                                                          14.14%
  Life of Portfolio (from 01/03/95)............                          $18,280.37          82.80%        27.41%        24.84%
  One Year.....................................                          $12,330.17          23.30%        23.30%        15.31%
LEXINGTON NATURAL RESOURCES SUBACCOUNT.........          2.91%
  Life of Subaccount (from 09/15/95)...........                                                                          11.57%
  Life of Portfolio (10/14/91).................                          $15,747.76          57.48%         8.27%         7.36%
  Five Year....................................                          $16,387.25          63.87%        10.38%         9.30%
  Three Year...................................                          $15,279.36          52.79%        15.18%        12.99%
  One Year.....................................                          $11,758.15          17.58%        17.58%        10.25%

                                                                 COMPARED TO
                         --------------------------------------------------------------------------------------------
                                                                                           STANDARD &     STANDARD &
                                           STANDARD &                        CONSUMER        POOR'S         POOR'S
                           STANDARD &      POOR'S 500       CONSUMER       PRICE INDEX       MIDCAP         MIDCAP
                         POOR'S 500 (5)       (6)        PRICE INDEX (7)       (7)         INDEX (14)     INDEX (14)
                          CUMULATIVE %    ANNUALIZED %    CUMULATIVE %     ANNUALIZED %   CUMULATIVE %   ANNUALIZED %
                             RETURN          RETURN          RETURN           RETURN         RETURN         RETURN
                         --------------   ------------   ---------------   ------------   ------------   ------------
IFS GROWTH SUBACCOUNT
 Life of Portfolio
   (from 12/09/83).....       436.16%        13.19%           58.56%           3.46%            N/A           N/A
 Ten Years.............       191.16%        11.28%           41.11%           3.50%            N/A           N/A
 Five Years............       116.87%        16.75%           14.34%           2.72%         104.95%        15.44%
 Three Years...........        99.23%        25.83%            8.31%           2.70%          74.14%        20.32%
 One Year..............        31.99%        31.99%            2.30%           2.30%          21.46%        21.46%
FIDELITY CONTRA FUND
 SUBACCOUNT
 Life of Portfolio
   (from 01/03/95).....        92.79%        30.16%            6.65%           2.62%          70.58%        23.95%
 One Year..............        31.99%        31.99%            2.30%           2.30%          21.46%        21.46%
LEXINGTON NATURAL
 RESOURCES SUBACCOUNT
 Life of Portfolio
   (from 10/14/91).....       129.03%        15.62%           16.84%           2.76%         119.94%        14.80%
 Five Year.............       116.87%        16.75%           14.34%           2.72%         104.95%        15.44%
 Three Year............        99.23%        25.83%            8.31%           2.70%          74.14%        20.32%
 One Year..............        31.99%        31.99%            2.30%           2.30%          21.46%        21.46%

                                 COMPARED TO
                         ---------------------------

                            NASDAQ         NASDAQ
                         COMPOS (15)    COMPOS (15)
                         CUMULATIVE %   ANNUALIZED %
                            RETURN         RETURN
                         ------------   ------------
IFS GROWTH SUBACCOUNT
 Life of Portfolio
   (from 12/09/83).....     414.09%        12.54%
 Ten Years.............     239.57%        13.00%
 Five Years............     155.87%        20.67%
 Three Years...........     104.28%        26.90%
 One Year..............      21.69%        21.69%
FIDELITY CONTRA FUND
 SUBACCOUNT
 Life of Portfolio
   (from 01/03/95).....      93.94%        30.52%
 One Year..............      21.69%        21.69%
LEXINGTON NATURAL
 RESOURCES SUBACCOUNT
 Life of Portfolio
   (from 10/14/91).....     174.34%        19.33%
 Five Year.............     155.87%        20.67%
 Three Year............     104.28%        26.90%
 One Year..............      21.69%        21.69%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                                                                    AVERAGE
                                                                                                                     ANNUAL
                                                                                             TOTAL RETURN(1)         TOTAL
                                                                                         -----------------------   RETURN(2)
                                                           YEAR TO DATE                  CUMULATIVE                ----------
                                                                (%)           ENDING        (%)       ANNUALIZED   ANNUALIZED
                                                             RETURN(3)       VALUE(4)      RETURN     (%) RETURN   (%) RETURN
                                                           ------------      --------    ----------   ----------   ----------
IFS SMALL CAP GROWTH....................................      14.11%
  Life of Subaccount (from 05/01/94)....................                                                             20.42%
  Life of Portfolio (from 05/01/94).....................                    $19,026.54     90.27%       22.54%       20.42%
  Three Years...........................................                    $19,477.30     94.77%       24.86%       22.23%
  One Year..............................................                    $12,514.99     25.15%       25.15%       16.98%
IFS SMALL CAP VALUE SUBACCOUNT..........................      13.36%
  Life of Subaccount (from 05/01/96)....................                                                              6.87%
  Life of Portfolio (from 05/01/96).....................                    $11,434.04     14.34%       12.20%        6.87%
  One Year..............................................                    $12,327.17     23.27%       23.13%       15.38%
JANUS AGGRESSIVE GROWTH SUBACCOUNT......................       1.98%
  Life of Subaccount (from 09/15/95)....................                                                              3.81%
  Life of Portfolio (from 09/13/93).....................                    $18,419.55     84.20%       17.47%       15.88%
  Three Year............................................                    $16,827.31     68.27%       18.94%       16.65%
  One Year..............................................                    $ 9,760.79    (2.39)%      (2.39)%      (9.03)%

                                                                            COMPARED TO
                                    -------------------------------------------------------------------------------------------
                                    CONSUMER PRICE   CONSUMER PRICE   RUSSELL 2000   RUSSELL 2000      NASDAQ         NASDAQ
                                       INDEX(7)         INDEX(7)       INDEX(16)      INDEX(16)      COMPOS(15)     COMPOS(15)
                                     CUMULATIVE %     ANNUALIZED %    CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %
                                        RETURN           RETURN          RETURN         RETURN         RETURN         RETURN
                                    --------------   --------------   ------------   ------------   ------------   ------------
IFS SMALL CAP GROWTH
  Life of Portfolio (from
    05/01/94).....................       8.83%           2.71%           56.03%         15.12%         94.70%         23.47%
  Three Years.....................       8.31%           2.70%           64.95%         18.16%        104.28%         26.90%
  One Year........................       2.30%           2.30%           14.36%         14.36%         21.69%         21.69%
IFS SMALL CAP VALUE SUBACCOUNT
  Life of Portfolio (from
    05/01/96).....................       2.69%           2.31%           13.16%         11.20%         20.21%         17.12%
  One Year........................       2.30%           2.30%           14.36%         14.36%         21.69%         21.69%
JANUS AGGRESSIVE GROWTH SUBACCOUNT
  Life of Portfolio (from
    09/13/93).....................      10.55%           2.68%           60.84%         13.34%         94.79%         19.21%
  Three Year......................       8.31%           2.70%           64.95%         18.16%        104.28%         26.90%
  One Year........................       2.30%           2.30%           14.36%         14.36%         21.69%         21.69%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                                                                     AVERAGE
                                                                                                                      ANNUAL
                                                                                                                      TOTAL
                                                                      TOTAL RETURN(1)                               RETURN(2)
                                                             ---------------------------------                      ----------
                                          YEAR TO DATE(%)                       CUMULATIVE (%)    ANNUALIZED (%)    ANNUALIZED
                                             RETURN(3)       ENDING VALUE(4)        RETURN            RETURN        (%) RETURN
                                          ---------------    ---------------    --------------    --------------    ----------
IFS INTERNATIONAL SUBACCOUNT(18)......        11.63%
  Life of Subaccount (from
    01/06/92).........................                                                                                 9.24%
  Life of Portfolio (from 01/06/92)...                         $17,379.69           73.80%            10.60%           9.24%
  Five Years..........................                         $16,948.26           69.48%            11.12%           9.39%
  Three Years.........................                         $14,131.60           41.32%            12.22%           9.43%
  One Year............................                         $11,608.03           16.08%            16.08%           8.19%
JANUS WORLD WIDE GROWTH
  SUBACCOUNT(18)......................        18.16%
  Life of Subaccount (from
    09/15/95).........................                                                                                23.94%
  Life of Portfolio (from 09/13/93)...                         $22,448.18          124.48%            23.75%          22.11%
  Three Year..........................                         $19,870.43           98.70%            25.72%          23.31%
  One Year............................                         $12,153.60           21.54%            21.54%          13.53%
LEXINGTON EMERGING MARKETS(18)
  SUBACCOUNT..........................        14.35%
  Life of Subaccount (from
    09/15/95).........................                                                                                 4.36%
  Life of Portfolio (from 03/30/94)...                         $11,193.53           11.94%             3.52%           1.68%
  Three Year..........................                         $11,714.80           17.15%             5.41%           3.11%
  One Year............................                         $10,789.73            7.90%             7.90%           1.01%

                                                                                      COMPARED TO
                                                           ------------------------------------------------------------------
                                                            STANDARD &       STANDARD &      CONSUMER PRICE    CONSUMER PRICE
                                                           POOR'S 500(6)    POOR'S 500(6)       INDEX(7)          INDEX(7)
                                                           CUMULATIVE %     ANNUALIZED %      CUMULATIVE %      ANNUALIZED %
                                                              RETURN           RETURN            RETURN            RETURN
                                                           -------------    -------------    --------------    --------------
IFS INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92)....................       112.13%           14.71%           15.19%            2.73%
  Five Years...........................................       116.87%           16.75%           14.34%            2.72%
  Three Years..........................................        99.23%           25.83%            8.31%            2.70%
  One Year.............................................        31.99%           31.99%            2.30%            2.30%
JANUS WORLD WIDE GROWTH SUBACCOUNT(18)
  Life of Portfolio (from 09/13/93)....................        91.56%           18.69%           10.55%            2.68%
  Three Year...........................................        99.23%           25.83%            8.31%            2.70%
  One Year.............................................        31.99%           31.99%            2.30%            2.30%
LEXINGTON EMERGING MARKETS SUBACCOUNT(18)
  Life of Portfolio (from 03/30/94)....................        98.66%           23.50%            8.97%            2.68%
  Three Year...........................................        99.23%           25.83%            8.31%            2.70%
  One Year.............................................        31.99%           31.99%            2.30%            2.30%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                           COMPARED TO
                                               -------------------------------------------------------------------
                                                                                   MORGAN STANLEY   MORGAN STANLEY
                                               MORGAN STANLEY    MORGAN STANLEY    INTER'L WORLD    INTER'L WORLD
                                               EAFE INDEX (17)   EAFE INDEX (17)     INDEX (21)       INDEX (21)
                                                CUMULATIVE %      ANNUALIZED %      CUMULATIVE %     ANNUALIZED %
                                                   RETURN            RETURN            RETURN           RETURN
                                               ---------------   ---------------   --------------   --------------
IFS INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92)..........      67.33%             9.85%            72.92%           10.51%
  Five Years.................................      85.60%            13.17%            89.69%           13.66%
  Three Years................................      31.09%             9.44%            52.76%           15.18%
  One Year...................................      13.16%            13.16%            20.45%           20.45%
JANUS WORLD WIDE GROWTH SUBACCOUNT(18)
  Life of Portfolio (from 09/13/93)..........      42.49%             9.78%            56.45%           12.52%
  Three Year.................................      31.09%             9.44%            52.76%           15.18%
  One Year...................................      13.16%            13.16%            20.45%           20.45%
LEXINGTON EMERGING MARKETS SUBACCOUNT(18)
  Life of Portfolio (from 03/30/94)..........      37.87%            10.38%            56.25%           14.71%
  Three Year.................................      31.09%             9.44%            52.76%           15.18%
  One Year...................................      13.16%            13.16%            20.45%           20.45%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                                                                      AVERAGE
                                                                                                                      ANNUAL
                                                                                                                       TOTAL
                                                                                     TOTAL RETURN(1)                 RETURN(2)
                                                                            ----------------------------------    ---------------
                                             YEAR TO DATE       ENDING      CUMULATIVE (%)     ANNUALIZED (%)     ANNUALIZED (%)
                                            (%) RETURN(3)      VALUE(4)         RETURN             RETURN             RETURN
                                            -------------      --------     --------------     --------------     --------------
IFS TOTAL RETURN SUBACCOUNT(19).........        11.59%
  Life of Subaccount (from 04/06/82)....                                                                               11.56%
  Life of Portfolio (from 04/06/82).....                      $57,907.13        479.07%             12.23%             11.56%
  Ten Years.............................                      $24,902.33        149.02%              9.55%              8.12%
  Five Years............................                      $16,894.58         68.95%             11.06%              8.46%
  Three Years...........................                      $15,970.73         59.71%             16.89%             13.12%
  One Year..............................                      $12,231.06         22.31%             22.31%             12.84%
IFS HORIZON 10+ SUBACCOUNT..............         8.42%
  Life of Subaccount (from 05/01/96)....                                                                               10.43%
  Life of Portfolio (from 05/01/96).....                      $11,949.55         19.50%             16.53%             10.43%
  One Year..............................                      $11,852.03         18.52%             18.41%             10.20%
IFS HORIZON 5 SUBACCOUNT................         5.83%
  Life of Subaccount (from 05/01/96)....                                                                                6.21%
  Life of Portfolio (from 05/01/96).....                      $11,471.28         14.71%             12.51%              6.21%
  One Year..............................                      $11,381.60         13.82%             13.74%              5.38%
JANUS BALANCED SUBACCOUNT...............        11.61%
  Life of Subaccount (from 09/15/95)....                                                                               14.03%
  Life of Portfolio (from 09/13/93).....                      $16,716.82         67.17%             14.50%             12.92%
  Three Year............................                      $15,678.35         56.78%             16.17%             13.92%
  One Year..............................                      $12,075.10         20.75%             20.75%             12.77%
FIDELITY ASSET MANAGER SUBACCOUNT.......        10.50%
  Life of Subaccount (from 05/01/96)....                                                                               11.40%
  Life of Portfolio (from 09/06/89).....                      $23,222.53        132.23%             11.38%             10.77%
  Five Years............................                      $15,226.95         52.27%              8.77%              7.58%
  Three Years...........................                      $14,210.12         42.10%             12.43%             10.13%
  One Year..............................                      $11,870.02         18.70%             18.70%             10.58%

                                                                            COMPARED TO
                                   ----------------------------------------------------------------------------------------------
                                                                     CONSUMER        CONSUMER       LEHMAN BROS     LEHMAN BROS
                                    STANDARD &      STANDARD &         PRICE           PRICE       GOVT/CORP 1-3   GOVT/CORP 1-3
                                   POOR'S 500(6)   POOR'S 500(6)     INDEX(7)        INDEX(7)      YEAR BOND(13)   YEAR BOND(13)
                                   CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %    CUMULATIVE %     ANNUALIZED %
                                      RETURN          RETURN          RETURN          RETURN          RETURN           RETURN
                                   -------------   -------------   ------------    ------------    -------------   -------------
IFS TOTAL RETURN SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)...................      709.53%          14.63%          69.27%          3.50%             N/A             N/A
  Ten Years.....................      191.16%          11.28%          41.11%          3.50%             N/A             N/A
  Five Years....................      116.87%          16.75%          14.34%          2.72%           39.31%           6.86%
  Three Years...................       99.23%          25.83%           8.31%          2.70%           26.20%           8.07%
  One Year......................       31.99%          31.99%           2.30%          2.30%            7.96%           7.96%
IFS HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96)...................       35.22%          29.58%           2.69%          2.31%            9.21%           7.86%
  One Year......................       31.99%          31.99%           2.30%          2.30%            7.96%           7.96%
IFS HORIZON 5 SUBACCOUNT
  Life of Portfolio (from
    05/01/96)...................       35.22%          29.58%           2.69%          2.31%            9.21%           7.86%
  One Year......................       31.99%          31.99%           2.30%          2.30%            7.96%           7.96%
JANUS BALANCED SUBACCOUNT
  Life of Portfolio (from
    09/13/93)...................       91.56%          18.69%          10.55%          2.68%           26.49%           6.39%
  Three Year....................       99.23%          25.83%           8.31%          2.70%           26.20%           8.07%
  One Year......................       31.99%          31.99%           2.30%          2.30%            7.96%           7.96%
FIDELITY ASSET MANAGER
  SUBACCOUNT
  Life of Portfolio (from
    09/06/89)...................      153.45%          12.64%          28.55%          3.27%             N/A             N/A
  Five Years....................      116.87%          16.75%          14.34%          2.72%           39.31%           6.86%
  Three Years...................       99.23%          25.83%           8.31%          2.70%           26.20%           8.07%
  One Year......................       31.99%          31.99%           2.30%          2.30%            7.96%           7.96%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                             (AS OF JUNE 30, 1997)
                                  (CONTINUED)

                                                                           COMPARED TO
                                            -------------------------------------------------------------------------
                                              MERRILL LYNCH       MERRILL LYNCH       LEHMAN BROS       LEHMAN BROS
                                                GOVT/CORP           GOVT/CORP          GOVT/CORP         GOVT/CORP
                                            MASTER INDEX (11)   MASTER INDEX (11)   BOND INDEX (10)   BOND INDEX (10)
                                              CUMULATIVE %        ANNUALIZED %       CUMULATIVE %      ANNUALIZED %
                                                 RETURN              RETURN             RETURN            RETURN
                                            -----------------   -----------------   ---------------   ---------------
IFS TOTAL RETURN SUBACCOUNT(19)
  Life of Portfolio (from 04/06/82).......       412.46%              11.25%           1,098.42%           17.60%
  Ten Years...............................       131.13%               8.74%             181.71%           10.91%
  Five Years..............................        42.09%               7.28%              50.49%            8.52%
  Three Years.............................        27.40%               8.30%              32.13%            9.73%
  One Year................................         4.94%               4.94%               8.92%            8.92%
IFS HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from 05/01/96).......         9.01%               7.70%              10.40%            8.88%
  One Year................................         4.94%               4.94%               8.92%            8.92%
IFS HORIZON 5 SUBACCOUNT
  Life of Portfolio (from 05/01/96).......         9.01%               7.70%              10.40%            8.88%
  One Year................................         4.94%               4.94%               8.92%            8.92%
JANUS BALANCED SUBACCOUNT
  Life of Portfolio (from 09/13/93).......          N/A                 N/A                 N/A              N/A
  Three Year..............................        27.40%               8.30%              32.13%            9.73%
  One Year................................         4.94%               4.94%               8.92%            8.92%
FIDELITY ASSET MANAGER SUBACCOUNT
  Life of Portfolio (from 09/06/89).......          N/A                 N/A                 N/A              N/A
  Five Years..............................        42.09%               7.28%              50.49%            8.52%
  Three Years.............................        27.40%               8.30%              32.13%            9.73%
  One Year................................         4.94%               4.94%               8.92%            8.92%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                           PERFORMANCE FIGURES--NOTES

  *  N/A Not Available

 (1) The Total Return figures quoted are based on a hypothetical $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

 (2) The Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected.

 (3) The Year to Date percentage return figures quoted are based on the change in unit values.

 (4) The Ending Values quoted are based on a $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

 (5) The Dow Jones Industrial Average is an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends.

 (6) The Standard & Poor's 500 Stock Index is an unmanaged weighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends.

 (7) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.

 (8) The CDA Certificate of Deposit Index is provided by CDA Investment Technologies, Inc., Silver Spring, Maryland, and is based upon a statistical sampling of the yield of 30-day certificates of deposit of major commercial banks. Yield is based upon a monthly compounding of interest.

 (9) The Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories.

(10) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or Standard & Poor's, BBB by Fitch Investors Service.

(11) The Merrill Lynch Government/Corporate Master Index is based upon the total returns with all dividends reinvested of 4,000 corporate and 300 government bonds issued with an intermediate average maturity and an average quality rating of Aa (Moody's Investors Service, Inc.) /AA (Standard & Poor's Corporation).

(12) The Lehman Brothers Long Government/Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are balanced monthly by market capitalization.

(13) The Lehman Brothers Government/Corporate 1-3 Year Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and three years.

(14) The Standard & Poor's Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. The index was developed with a base level of 100 as of December 31, 1990.

(15) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The index was developed with a base level of 100 as of February 5, 1971. (23) From May 1, 1996 to December 31, 1996.

(16) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The index was developed with a base value of
     135.00 as of December 31, 1986.

(17) The Morgan Stanley EAFE is the Morgan Stanley Capital International Europe, Australia, Far East index. This index is an unmanaged index that is considered to be generally representative of major non-United States stock markets.

(18) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.

(19) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.

(20) An investment in the IFS Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

(21) The Morgan Stanley International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore/Malaysia, South Africa Gold, Spain, Switzerland, United Kingdom, and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The index covers about 60% of the issues listed on the exchanges of the countries included.

The following tables illustrate an assumed $10,000 investment in shares of certain Subaccounts. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Each table covers the period from commencement of operations of the Subaccount to December 31, 1996.
--------------------------------------------------------------------------------

            IFS TOTAL RETURN SUBACCOUNT
                                             NON-
YEAR                          QUALIFIED    QUALIFIED
ENDED                           TOTAL        TOTAL
12/31                           VALUE        VALUE
-----                         ---------    ---------
1982    ....................   $12,336      $11,769
1983    ....................    14,313       13,211
1984    ....................    13,427       12,508
1985    ....................    17,019       15,853
1986    ....................    19,328       18,003
1987    ....................    19,188       17,872
1988    ....................    21,207       19,752
1989    ....................    25,945       24,164
1990    ....................    26,889       25,043
1991    ....................    36,583       34,069
1992    ....................    36,703       34,179
1993    ....................    40,598       37,805
1994    ....................    36,253       33,758
1995    ....................    45,056       41,953
1996    ....................    51,903       48,327

             IFS HIGH YIELD SUBACCOUNT
                                             NON-
YEAR                          QUALIFIED    QUALIFIED
ENDED                           TOTAL        TOTAL
12/31                           VALUE        VALUE
-----                         ---------    ---------
1982    ....................   $12,363      $11,920
1983    ....................    14,000       13,427
1984    ....................    15,557       15,155
1985    ....................    18,686       18,203
1986    ....................    21,710       21,149
1987    ....................    22,693       22,105
1988    ....................    25,944       25,273
1989    ....................    25,278       24,624
1990    ....................    21,092       20,546
1991    ....................    31,597       30,778
1992    ....................    36,712       35,760
1993    ....................    43,466       42,338
1994    ....................    41,931       40,843
1995    ....................    48,576       47,315
1996    ....................    54,699       53,249

            IFS INTERNATIONAL SUBACCOUNT
                              QUALIFIED
                              AND NON-
YEAR                          QUALIFIED
ENDED                           TOTAL
12/31                           VALUE
-----                         ---------
1992    ....................   $ 9,803
1993    ....................    12,836
1994    ....................    12,187
1995    ....................    13,559
1996    ....................    15,576

          IFS SMALL CAP GROWTH SUBACCOUNT
                              QUALIFIED
                              AND NON-
YEAR                          QUALIFIED
ENDED                           TOTAL
12/31                           VALUE
-----                         ---------
1994    ....................   $10,296
1995    ....................    13,208
1996    ....................    16,680

               IFS GROWTH SUBACCOUNT
                                             NON-
YEAR                          QUALIFIED    QUALIFIED
ENDED                           TOTAL        TOTAL
12/31                           VALUE        VALUE
-----                         ---------    ---------
1983    ....................   $10,290      $10,271
1984    ....................    11,254       11,237
1985    ....................    13,898       13,877
1986    ....................    14,986       14,965
1987    ....................    15,043       15,022
1988    ....................    14,908       14,887
1989    ....................    18,871       18,844
1990    ....................    18,736       18,709
1991    ....................    29,479       29,437
1992    ....................    30,123       30,080
1993    ....................    34,063       34,011
1994    ....................    32,261       32,215
1995    ....................    42,330       42,269
1996    ....................    50,798       50,725

            IFS MONEY MARKET SUBACCOUNT
                              QUALIFIED
                              AND NON-
YEAR                          QUALIFIED
ENDED                           TOTAL
12/31                           VALUE
-----                         ---------
1982    ....................   $10,747
1983    ....................    11,575
1984    ....................    12,630
1985    ....................    13,479
1986    ....................    14,185
1987    ....................    14,922
1988    ....................    15,827
1989    ....................    17,045
1990    ....................    18,195
1991    ....................    19,003
1992    ....................    19,385
1993    ....................    19,661
1994    ....................    20,157
1995    ....................    21,001
1996    ....................    21,755

             IFS GOVERNMENT SECURITIES
                     SUBACCOUNT
                              QUALIFIED
                              AND NON-
YEAR                          QUALIFIED
ENDED                           TOTAL
12/31                           VALUE
-----                         ---------
1987    ....................   $10,030
1988    ....................    10,232
1989    ....................    11,437
1990    ....................    12,396
1991    ....................    14,084
1992    ....................    14,708
1993    ....................    15,559
1994    ....................    14,925
1995    ....................    17,511
1996    ....................    17,711

               IFS VALUE SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1996    ................................   11,628

             IFS INVESTMENT GRADE BOND
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1996    ................................   10,260

            IFS HORIZON 20+ SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1996    ................................   11,422

             IFS HORIZON 5 SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1996    ................................   10,850

          IFS SMALL CAP VALUE SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1996    ................................   10,091

           IFS VALUE + GROWTH SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1996    ................................   11,354

            IFS HORIZON 10+ SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1996    ................................   $11,028

                   JANUS GROWTH*
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
-----                                     ---------
1995    ................................   10,327
1996    ................................   12,062

              JANUS WORLDWIDE GROWTH*
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1995    ................................   10,425
1996    ................................   13,266
              JANUS SHORT-TERM BOND*
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1995    ................................   10,236
1996    ................................   10,496
            LEXINGTON EMERGING MARKETS*
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1995    ................................    9,547
1996    ................................   10,111
             JANUS AGGRESSIVE GROWTH*
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1995    ................................   10,552
1996    ................................   11,231
                  JANUS BALANCED*
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1995    ................................   10,547
1996    ................................   12,082
           LEXINGTON NATURAL RESOURCES*
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1995    ................................   10,032
1996    ................................   12,556
       FIDELITY VIP EQUITY-INCOME SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1996    ................................   10,687

     FIDELITY VIP II ASSET MANAGER SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1996    ................................   10,916
       FIDELITY VIP II CONTRAFUND SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1996    ................................   11,145
          FIDELITY VIP GROWTH SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1996    ................................   10,347
       FIDELITY VIP II INDEX 500 SUBACCOUNT
                                          QUALIFIED
                                          AND NON-
YEAR                                      QUALIFIED
ENDED                                       TOTAL
12/31                                       VALUE
----                                        -----
1996    ................................   11,366

TAX-DEFERRED ACCUMULATION

                                   TAX-DEFERRED                         NON-QUALIFIED
                                RETIREMENT ANNUITY                         ANNUITY                   CONVENTIONAL
                             BEFORE-TAX CONTRIBUTIONS              AFTER-TAX CONTRIBUTIONS           SAVINGS PLAN
                            AND TAX-DEFERRED EARNINGS.            AND TAX-DEFERRED EARNINGS.           AFTER-TAX
                         --------------------------------      --------------------------------      CONTRIBUTIONS
                                            TAXABLE LUMP                          TAXABLE LUMP        AND TAXABLE
                         NO WITHDRAWALS    SUM WITHDRAWAL      NO WITHDRAWALS    SUM WITHDRAWAL        EARNINGS.
                         --------------    --------------      --------------    --------------      -------------
10 Years...............     $ 36,256          $ 25,017            $ 25,017          $ 22,395            $ 21,974
20 Years...............      114,532            79,027              79,027            64,795              59,581
30 Years...............      283,522           195,630             195,630           150,385             123,940

This chart compares the accumulation of monthly contributions into a Tax-Deferred Retirement Annuity (such as a SIMPLE IRA or a Section 403(b) annuity) through a payroll reduction program, a Non-Qualified Annuity and a Conventional Savings Plan. Before-tax contributions to the Tax-Deferred Retirement Annuity are $200 per month and the entire amount of a taxable lump sum withdrawal will be subject to income tax. After-tax contributions to the Non-Qualified Annuity and the Conventional Savings Plan are $138 per month. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 31% federal marginal tax rate, representative of the target market, and an 8% annual return. Tax rates are subject to change as is the tax-deferred treatment of the Contracts. Tax-deferred retirement accumulations, as well as the income on Non-Qualified Annuities, are taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the prospectus. The chart does not reflect the following charges and expenses under Kemper Advantage
III: 1.00% mortality and expense risk; .30% administration charges; 6% maximum deferred withdrawal charge; and $36 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN]

Unlike savings plans, contributions to tax-deferred retirement annuities and Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a tax-deferred retirement annuity or Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

The consolidated balance sheets of KILICO as of December 31, 1996 and January 4, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 and for each of the years in the two year period ended December 31, 1995 and the statements of assets and liabilities and contract owners' equity of the Separate Account as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in contract owners' equity for the years ended December 31, 1996 and 1995 have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering KILICO's financial statements contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                              FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to the Contracts and also reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
KEMPER INVESTORS LIFE INSURANCE COMPANY:

We have audited the accompanying statements of assets and liabilities and contract owners' equity of the Money Market Subaccount, Money Market Subaccount #2, Total Return Account, High Yield Subaccount, Growth Subaccount, Government Securities Subaccount, International Subaccount, Small Cap Growth Subaccount, Investment Grade Bond Subaccount, Value Subaccount, Small Cap Value Subaccount, Value+ Growth Subaccount, Horizon 20+ Subaccount, Horizon 10+ Subaccount, and Horizon 5 Subaccount (investment options within the Investors Fund Series), Short-Term Bond Subaccount, Growth Subaccount, Aggressive Growth Subaccount, Worldwide Growth Subaccount, and Balanced Subaccount (investment options within the Janus Aspen Series) Natural Resources Subaccount, Emerging Markets Subaccount (investment options within the Lexington Funds), Equity Income Subaccount, Growth Subaccount, Asset Manager Subaccount, Index 500 Subaccount, Contrafund Subaccount (investment options within the Fidelity VIP Funds) of KILICO Variable Annuity Separate Account (the Account) as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in contract owners' equity for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the subaccounts of KILICO Variable Annuity Separate Account at December 31, 1996 and the results of their operations, and changes in their contract owners' equity for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Chicago, Illinois
March 26, 1997

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY

DECEMBER 31, 1996
(IN THOUSANDS)

                                                                   INVESTORS FUND SERIES
                                       ------------------------------------------------------------------------------
                                         MONEY          MONEY         TOTAL         HIGH                   GOVERNMENT
                                         MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                       SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                       ----------   -------------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying portfolio
    funds, at current values.........   $59,117         8,476        693,657      286,846      484,754       79,836
  Dividends and other receivables....       296            19             19            2            2           --
                                        -------         -----        -------      -------      -------       ------
         Total assets................    59,413         8,495        693,676      286,848      484,756       79,836
                                        -------         -----        -------      -------      -------       ------
LIABILITIES AND CONTRACT OWNERS'
  EQUITY
  Liabilities:
    Mortality and expense risk and
      administrative charges.........        65            --          2,187          304          520           87
    Other............................        --            --             78           47           42           62
                                        -------         -----        -------      -------      -------       ------
         Total liabilities...........        65            --          2,265          351          562          149
                                        -------         -----        -------      -------      -------       ------
  Contract owners' equity............   $59,348         8,495        691,411      286,497      484,194       79,687
                                        =======         =====        =======      =======      =======       ======
ANALYSIS OF CONTRACT OWNERS' EQUITY
  Excess (deficiency) of proceeds
    from units sold over payments for
    units redeemed...................    (7,586)        7,692        273,270      105,550      234,859       51,794
  Accumulated net investment income
    (loss)...........................    66,934           803        203,402      161,848       97,528       25,750
  Accumulated net realized gain
    (loss) on sales of investments...        --            --         66,834          891       47,242        1,157
  Unrealized appreciation of
    investments......................        --            --        147,905       18,208      104,565          986
                                        -------         -----        -------      -------      -------       ------
  Contract owners' equity............   $59,348         8,495        691,411      286,497      484,194       79,687
                                        =======         =====        =======      =======      =======       ======

See accompanying notes to financial statements.

                                                    INVESTORS FUND SERIES
    ---------------------------------------------------------------------------------------------------------------------
                    SMALL CAP    INVESTMENT                SMALL CAP      VALUE+      HORIZON      HORIZON
    INTERNATIONAL     GROWTH     GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5
     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
    -------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
       163,108        68,928       1,975        20,977       12,986       10,003       3,532        5,688        2,482
             2            --          --             4           --            2           1            1           --
       -------        ------       -----        ------       ------       ------       -----        -----        -----
       163,110        68,928       1,975        20,981       12,986       10,005       3,533        5,689        2,482
       -------        ------       -----        ------       ------       ------       -----        -----        -----
           178            72           2            20           13           10           3            5            2
            24             6         100           102          102          100         100          100          100
       -------        ------       -----        ------       ------       ------       -----        -----        -----
           202            78         102           122          115          110         103          105          102
       -------        ------       -----        ------       ------       ------       -----        -----        -----
       162,908        68,850       1,873        20,859       12,871        9,895       3,430        5,584        2,380
       =======        ======       =====        ======       ======       ======       =====        =====        =====
       123,259        52,058       1,852        19,213       12,229        9,229       3,184        5,238        2,268
         1,147            27         (11)          (77)         (44)         (63)        (28)         (30)         (14)
         8,369         2,894           2            12          (51)          (1)         16            9            1
        30,133        13,871          30         1,711          737          730         258          367          125
       -------        ------       -----        ------       ------       ------       -----        -----        -----
       162,908        68,850       1,873        20,859       12,871        9,895       3,430        5,584        2,380
       =======        ======       =====        ======       ======       ======       =====        =====        =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

DECEMBER 31, 1996
(IN THOUSANDS)

                                                                           JANUS ASPEN SERIES
                                                     --------------------------------------------------------------
                                                     SHORT-TERM                AGGRESSIVE   WORLDWIDE
                                                        BOND        GROWTH       GROWTH       GROWTH      BALANCED
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                     ----------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying portfolio funds, at
    current values.................................     $745        17,676       19,252       31,880        6,235
  Dividends and other receivables..................       --             1           --            1           --
                                                        ----        ------       ------       ------       ------
         Total assets..............................      745        17,677       19,252       31,881        6,235
                                                        ----        ------       ------       ------       ------
LIABILITIES AND CONTRACT OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk and administrative
      charges......................................        1            19           19           33            6
    Other..........................................       --            --            1           --           --
                                                        ----        ------       ------       ------       ------
         Total liabilities.........................        1            19           20           33            6
                                                        ----        ------       ------       ------       ------
  Contract owners' equity..........................     $744        17,658       19,232       31,848        6,229
                                                        ====        ======       ======       ======       ======
ANALYSIS OF CONTRACT OWNERS' EQUITY
  Excess of proceeds from units sold over payments
    for units redeemed.............................      724        16,145       19,029       28,936        5,588
  Accumulated net investment income (loss).........       26           239          (45)         107           78
  Accumulated net realized gain (loss) on sales of
    investments....................................       (4)           74          408           64           89
  Unrealized appreciation (depreciation) of
    investments....................................       (2)        1,200         (160)       2,741          474
                                                        ----        ------       ------       ------       ------
  Contract owners' equity..........................     $744        17,658       19,232       31,848        6,229
                                                        ====        ======       ======       ======       ======

See accompanying notes to financial statements.

         LEXINGTON FUNDS                                          FIDELITY VIP FUNDS
     -----------------------                --------------------------------------------------------------
      NATURAL      EMERGING                   EQUITY                    ASSET
     RESOURCES     MARKETS                    INCOME       GROWTH      MANAGER     INDEX 500    CONTRAFUND
     SUBACCOUNT   SUBACCOUNT                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
     ----------   ----------                ----------   ----------   ----------   ----------   ----------
       4,955        5,273                     6,271        4,080        1,004        5,725        8,819
          --           --                        --           --           --           --           --
       -----        -----                     -----        -----        -----        -----        -----
       4,955        5,273                     6,271        4,080        1,004        5,725        8,819
       -----        -----                     -----        -----        -----        -----        -----
           5            5                         7            4            1            6           10
          --           --                        --           --           --           --           --
       -----        -----                     -----        -----        -----        -----        -----
           5            5                         7            4            1            6           10
       -----        -----                     -----        -----        -----        -----        -----
       4,950        5,268                     6,264        4,076        1,003        5,719        8,809
       =====        =====                     =====        =====        =====        =====        =====
       4,320        5,379                     5,886        3,976          935        5,345        8,129
         (22)         (55)                      (33)         (21)          (7)         (42)         (43)
          60           71                        13           (1)          12           24           15
         592         (127)                      398          122           63          392          708
       -----        -----                     -----        -----        -----        -----        -----
       4,950        5,268                     6,264        4,076        1,003        5,719        8,809
       =====        =====                     =====        =====        =====        =====        =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                                     INVESTORS FUND SERIES
                                         ------------------------------------------------------------------------------
                                           MONEY          MONEY         TOTAL                                GOVERNMENT
                                           MARKET        MARKET         RETURN     HIGH YIELD     GROWTH     SECURITIES
                                         SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                         ----------   -------------   ----------   ----------   ----------   ----------
Dividends and capital gains
  distributions........................    $3,384          243          43,040       24,635       63,740        6,220
Expenses:
  Mortality and expense risk and
    administrative charges.............       891           --           9,244        3,534        6,193        1,238
                                           ------          ---          ------       ------       ------       ------
Net investment income (loss)...........     2,493          243          33,796       21,101       57,547        4,982
                                           ------          ---          ------       ------       ------       ------
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on sales of
    investments........................        --           --          17,341        4,321       11,516          117
  Change in unrealized appreciation
    (depreciation) of investments......        --           --          42,597        5,924       10,026       (4,343)
                                           ------          ---          ------       ------       ------       ------
Net realized and unrealized gain (loss)
  on investments.......................        --           --          59,938       10,245       21,542       (4,226)
                                           ------          ---          ------       ------       ------       ------
Net increase in contract owners' equity
  resulting from operations............    $2,493          243          93,734       31,346       79,089          756
                                           ======          ===          ======       ======       ======       ======

---------------
(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

                                              INVESTORS FUND SERIES
    ----------------------------------------------------------------------------------------------------------
                    SMALL CAP     INVESTMENT                       SMALL CAP
    INTERNATIONAL     GROWTH      GRADE BOND         VALUE           VALUE       VALUE+GROWTH     HORIZON 20+
     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)
    -------------   ----------   -------------   -------------   -------------   -------------   -------------
        3,133          1,209           --               --             --              --              --
        2,191            731           11               77             44              63              28
       ------         ------           --            -----            ---             ---             ---
          942            478          (11)             (77)           (44)            (63)            (28)
       ------         ------           --            -----            ---             ---             ---
        5,409          2,710            2               12            (51)             (1)             16
       14,729          8,276           30            1,711            737             730             258
       ------         ------           --            -----            ---             ---             ---
       20,138         10,986           32            1,723            686             729             274
       ------         ------           --            -----            ---             ---             ---
       21,080         11,464           21            1,646            642             666             246
       ======         ======           ==            =====            ===             ===             ===

         INVESTORS FUND SERIES
     -----------------------------

      HORIZON 10+      HORIZON 5
     SUBACCOUNT(a)   SUBACCOUNT(a)
     -------------   -------------
           --              --
           30              14
          ---             ---
          (30)            (14)
          ---             ---
            9               1
          367             125
          ---             ---
          376             126
          ---             ---
          346             112
          ===             ===

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                               JANUS ASPEN SERIES
                                         --------------------------------------------------------------
                                         SHORT-TERM                AGGRESSIVE
                                            BOND        GROWTH       GROWTH     WORLDWIDE     BALANCED
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                         ----------   ----------   ----------   ----------   ----------
Dividends and capital gains
  distributions........................     $30           352          104          311         124
Expenses:
  Mortality and expense risk and
    administrative charges.............       7           152          155          205          57
                                            ---         -----         ----        -----         ---
Net investment income (loss)...........      23           200          (51)         106          67
                                            ---         -----         ----        -----         ---
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on sales of
    investments........................      (4)           74          408           64          89
  Change in unrealized appreciation
    (depreciation) of investments......      --         1,182         (267)       2,686         415
                                            ---         -----         ----        -----         ---
Net realized and unrealized gain (loss)
  on investments.......................      (4)        1,256          141        2,750         504
                                            ---         -----         ----        -----         ---
Net increase (decrease) in contract
  owners' equity resulting from
  operations...........................     $19         1,456           90        2,856         571
                                            ===         =====         ====        =====         ===

---------------
(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

        LEXINGTON FUNDS                                                 FIDELITY VIP FUNDS
    -----------------------                -----------------------------------------------------------------------------
     NATURAL      EMERGING                    EQUITY                           ASSET
    RESOURCES     MARKETS                     INCOME          GROWTH          MANAGER        INDEX 500        CONTRA
    SUBACCOUNT   SUBACCOUNT                SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)
    ----------   ----------                -------------   -------------   -------------   -------------   -------------
        16            --                         --              --              --              --              --
        39            61                         33              21               7              42              43
       ---          ----                        ---             ---             ---             ---             ---
       (23)          (61)                       (33)            (21)             (7)            (42)            (43)
       ---          ----                        ---             ---             ---             ---             ---
        60            71                         13              (1)             12              24              15
       570          (138)                       398             122              63             392             708
       ---          ----                        ---             ---             ---             ---             ---
       630           (67)                       411             121              75             416             723
       ---          ----                        ---             ---             ---             ---             ---
       607          (128)                       378             100              68             374             680
       ===          ====                        ===             ===             ===             ===             ===

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                                                 INVESTORS FUND SERIES
                                                     ------------------------------------------------------------------------------
                                                       MONEY          MONEY         TOTAL                                GOVERNMENT
                                                       MARKET        MARKET         RETURN     HIGH YIELD     GROWTH     SECURITIES
                                                     SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                     ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income (loss).....................   $  2,493          243         33,796       21,101       57,547        4,982
  Net realized gain (loss) on sales of
    investments....................................         --           --         17,341        4,321       11,516          117
  Change in unrealized appreciation (depreciation)
    of investments.................................         --           --         42,597        5,924       10,026       (4,343)
                                                      --------       ------        -------      -------      -------      -------
    Net increase in contract owners' equity
      resulting from operations....................      2,493          243         93,734       31,346       79,089          756
                                                      --------       ------        -------      -------      -------      -------
Account unit transactions:
  Proceeds from units sold.........................     22,801       12,928         47,161       36,482       43,192        7,926
  Net transfers (to) from affiliate and
    subaccounts....................................     (7,498)      (6,807)       (27,829)      (7,862)      (9,293)      (9,264)
  Payments for units redeemed......................    (16,282)        (184)       (78,322)     (28,503)     (41,011)     (10,724)
                                                      --------       ------        -------      -------      -------      -------
    Net increase (decrease) in contract owners'
      equity from account unit transactions........       (979)       5,937        (58,990)         117       (7,112)     (12,062)
                                                      --------       ------        -------      -------      -------      -------
Total increase (decrease) in contract owners'
  equity...........................................      1,514        6,180         34,744       31,463       71,977      (11,306)
  Beginning of period..............................     57,834        2,315        656,667      255,034      412,217       90,993
                                                      --------       ------        -------      -------      -------      -------
  End of period....................................   $ 59,348        8,495        691,411      286,497      484,194       79,687
                                                      ========       ======        =======      =======      =======      =======

---------------
(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

                                              INVESTORS FUND SERIES
    ----------------------------------------------------------------------------------------------------------
                    SMALL CAP     INVESTMENT                       SMALL CAP        VALUE +
    INTERNATIONAL     GROWTH      GRADE BOND         VALUE           VALUE          GROWTH        HORIZON 20+
     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)
    -------------   ----------   -------------   -------------   -------------   -------------   -------------
           942           478           (11)            (77)            (44)            (63)            (28)
         5,409         2,710             2              12             (51)             (1)             16
        14,729         8,276            30           1,711             737             730             258
       -------        ------         -----          ------          ------           -----           -----
        21,080        11,464            21           1,646             642             666             246
       -------        ------         -----          ------          ------           -----           -----
        20,272        13,879         1,262           9,908           6,111           6,223           2,580
           819        11,423           632           9,522           6,244           3,214             620
       (13,606)       (3,253)          (42)           (217)           (126)           (208)            (16)
       -------        ------         -----          ------          ------           -----           -----
         7,485        22,049         1,852          19,213          12,229           9,229           3,184
       -------        ------         -----          ------          ------           -----           -----
        28,565        33,513         1,873          20,859          12,871           9,895           3,430
       134,343        35,337            --              --              --              --              --
       -------        ------         -----          ------          ------           -----           -----
       162,908        68,850         1,873          20,859          12,871           9,895           3,430
       =======        ======         =====          ======          ======           =====           =====

         INVESTORS FUND SERIES
     -----------------------------

      HORIZON 10+      HORIZON 5
     SUBACCOUNT(a)   SUBACCOUNT(a)
     -------------   -------------
           (30)            (14)
             9               1
           367             125
         -----           -----
           346             112
         -----           -----
         4,108           1,453
         1,206             887
           (76)            (72)
         -----           -----
         5,238           2,268
         -----           -----
         5,584           2,380
            --              --
         -----           -----
         5,584           2,380
         =====           =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                                                    JANUS ASPEN SERIES
                                                             -----------------------------------------------------------------
                                                             SHORT-TERM                   AGGRESSIVE   WORLDWIDE
                                                                BOND         GROWTH         GROWTH       GROWTH      BALANCED
                                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                             ----------   -------------   ----------   ----------   ----------
Operations:
  Net investment income (loss).............................     $ 23            200            (51)         106          67
  Net realized gain (loss) on sales of investments.........       (4)            74            408           64          89
  Change in unrealized appreciation (depreciation) of
    investments............................................       --          1,182           (267)       2,686         415
                                                                ----         ------         ------       ------       -----
    Net increase (decrease) in contract owners' equity
      resulting from operations............................       19          1,456             90        2,856         571
                                                                ----         ------         ------       ------       -----
Account unit transactions:
  Proceeds from units sold.................................      127          3,853          4,122        6,384       1,760
  Net transfers (to) from affiliate and subaccounts........      489         10,206         13,087       21,474       2,401
  Payments for units redeemed..............................      (48)          (445)          (335)        (477)       (400)
                                                                ----         ------         ------       ------       -----
    Net increase in contract owners' equity from account
      unit transactions....................................      568         13,614         16,874       27,381       3,761
                                                                ----         ------         ------       ------       -----
Total increase in contract owners' equity..................      587         15,070         16,964       30,237       4,332
  Beginning of period......................................      157          2,588          2,268        1,611       1,897
                                                                ----         ------         ------       ------       -----
  End of period............................................     $744         17,658         19,232       31,848       6,229
                                                                ====         ======         ======       ======       =====

---------------
(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

        LEXINGTON FUNDS                                    FIDELITY VIP FUNDS
    -----------------------   -----------------------------------------------------------------------------
     NATURAL      EMERGING       EQUITY                           ASSET
    RESOURCES     MARKETS        INCOME          GROWTH          MANAGER        INDEX 500        CONTRA
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)   SUBACCOUNT(a)
    ----------   ----------   -------------   -------------   -------------   -------------   -------------
        (23)         (61)           (33)            (21)             (7)            (42)            (43)
         60           71             13              (1)             12              24              15
        570         (138)           398             122              63             392             708
      -----        -----          -----           -----           -----           -----           -----
        607         (128)           378             100              68             374             680
      -----        -----          -----           -----           -----           -----           -----
        593        1,057          1,035             998              61             763           1,565
      3,294        3,734          5,040           3,000           1,055           4,601           6,767
       (292)        (191)          (189)            (22)           (181)            (19)           (203)
      -----        -----          -----           -----           -----           -----           -----
      3,595        4,600          5,886           3,976             935           5,345           8,129
      -----        -----          -----           -----           -----           -----           -----
      4,202        4,472          6,264           4,076           1,003           5,719           8,809
        748          796             --              --              --              --              --
      -----        -----          -----           -----           -----           -----           -----
      4,950        5,268          6,264           4,076           1,003           5,719           8,809
      =====        =====          =====           =====           =====           =====           =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                                  INVESTORS FUND SERIES
                      ------------------------------------------------------------------------------
                        MONEY          MONEY         TOTAL                                GOVERNMENT
                        MARKET        MARKET         RETURN     HIGH YIELD     GROWTH     SECURITIES
                      SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                      ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment
    income (loss)...   $  2,985          140           9,834       18,691      20,654        4,658
  Net realized gain
    (loss) on sales
    of
    investments.....         --           --           5,320        1,290       5,966           (1)
  Change in
    unrealized
    appreciation of
    investments.....         --           --         119,468       15,252      67,323       10,500
                       --------       ------        --------     --------     -------      -------
      Net increase
        in contract
        owners'
        equity
        resulting
        from
       operations...      2,985          140         134,622       35,233      93,943       15,157
                       --------       ------        --------     --------     -------      -------
Account unit
  transactions:
  Proceeds from
    units sold......      7,440        1,994          47,745       21,167      35,473        5,546
  Net transfers (to)
    from affiliate
    and
    subaccounts.....    (14,703)      (3,412)        (21,697)      13,859       1,693       (6,225)
  Payments for units
    redeemed........    (16,838)         (92)        (87,868)     (32,713)    (39,162)     (14,994)
                       --------       ------        --------     --------     -------      -------
      Net increase
        (decrease)
        in contract
        owners'
        equity from
        account unit
     transactions...    (24,101)      (1,510)        (61,820)       2,313      (1,996)     (15,673)
                       --------       ------        --------     --------     -------      -------
Total increase
  (decrease) in
  contract owners'
  equity............    (21,116)      (1,370)         72,802       37,546      91,947         (516)
  Beginning of
    period..........     78,950        3,685         583,865      217,488     320,270       91,509
                       --------       ------        --------     --------     -------      -------
  End of period.....   $ 57,834        2,315         656,667      255,034     412,217       90,993
                       ========       ======        ========     ========     =======      =======

See accompanying notes to financial statements.

                                         INVESTORS FUND SERIES
    ----------------------------------------------------------------------------------------------------------------------
                    SMALL CAP    INVESTMENT                SMALL CAP     VALUE +      HORIZON      HORIZON
    INTERNATIONAL     GROWTH     GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5
     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
    -------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         1,112          (290)        --           --           --           --           --           --           --
           605           261         --           --           --           --           --           --           --
        11,955         5,307         --           --           --           --           --           --           --
       -------        ------         --           --           --           --           --           --           --
        13,672         5,278         --           --           --           --           --           --           --
       -------        ------         --           --           --           --           --           --           --
        17,837         6,412         --           --           --           --           --           --           --
        (6,157)       12,876         --           --           --           --           --           --           --
       (13,593)       (2,032)        --           --           --           --           --           --           --
        (1,913)       17,256         --           --           --           --           --           --           --
       -------        ------         --           --           --           --           --           --           --
        11,759        22,534         --           --           --           --           --           --           --
       122,584        12,803         --           --           --           --           --           --           --
       -------        ------         --           --           --           --           --           --           --
       134,343        35,337         --           --           --           --           --           --           --
       =======        ======         ==           ==           ==           ==           ==           ==           ==

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                                                                    JANUS ASPEN SERIES
                                                              --------------------------------------------------------------
                                                              SHORT-TERM                AGGRESSIVE   WORLDWIDE
                                                                 BOND        GROWTH       GROWTH       GROWTH      BALANCED
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                              ----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income.....................................     $  3           39            6            1           11
  Net realized gain (loss) on sales of investments..........       --           --           --           --           --
  Change in unrealized appreciation (depreciation) of
    investments.............................................       (2)          18          107           55           59
                                                                 ----        -----        -----        -----        -----
      Net increase in contract owners' equity resulting from
        operations..........................................        1           57          113           56           70
                                                                 ----        -----        -----        -----        -----
Account unit transactions:
  Proceeds from units sold..................................        1          304          198          186          182
  Net transfers (to) from affiliate and subaccounts.........      155        2,234        1,957         1375         1650
  Payments for units redeemed...............................       --           (7)          --           (6)          (5)
                                                                 ----        -----        -----        -----        -----
      Net increase in contract owners' equity from account
        unit transactions...................................      156        2,531        2,155        1,555        1,827
                                                                 ----        -----        -----        -----        -----
Total increase in contract owners' equity...................      157        2,588        2,268        1,611        1,897
  Beginning of period.......................................       --           --           --           --           --
                                                                 ----        -----        -----        -----        -----
  End of period.............................................     $157        2,588        2,268        1,611        1,897
                                                                 ====        =====        =====        =====        =====

See accompanying notes to financial statements.

        LEXINGTON FUNDS                             FIDELITY VIP FUNDS
    -----------------------   --------------------------------------------------------------
     NATURAL      EMERGING      EQUITY                    ASSET
    RESOURCES     MARKETS       INCOME       GROWTH      MANAGER     INDEX 500    CONTRAFUND
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
         1            6           --           --           --           --           --
        --           --           --           --           --           --           --
        22           11           --           --           --           --           --
       ---          ---           --           --           --           --           --
        23           17           --           --           --           --           --
       ---          ---           --           --           --           --           --
        57           23           --           --           --           --           --
       680          756           --           --           --           --           --
       (12)          --           --           --           --           --           --
       ---          ---           --           --           --           --           --
       725          779           --           --           --           --           --
       ---          ---           --           --           --           --           --
       748          796           --           --           --           --           --
        --           --           --           --           --           --           --
       ---          ---           --           --           --           --           --
       748          796           --           --           --           --           --
       ===          ===           ==           ==           ==           ==           ==

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Kemper Corporation which was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996.

The Separate Account is used to fund contracts or certificates (collectively referred to as "contracts") for ADVANTAGE III periodic and flexible payment variable annuity contracts and PASSPORT individual and group variable and market value adjusted deferred annuity contracts. The Separate Account is divided into Subaccounts. For the ADVANTAGE III contracts, up to 26 Subaccounts may be available to Contract Owners depending upon their respective Contracts. Each Subaccount invests exclusively in a corresponding portfolio of one of the underlying investment funds; the Investors Fund Series, the Janus Aspen Series, the Lexington Funds, and the Fidelity VIP Funds. Fourteen Subaccounts are available to Passport Contract Owners and each Subaccount invests exclusively in a corresponding Portfolio of the Investors Fund Series, an open-end diversified management investment company.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

SECURITY VALUATION

The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1996.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on an identified cost basis.

ACCUMULATION UNIT VALUATION

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each Subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective Subaccount.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.

(2) SUMMARY OF INVESTMENTS

Investments, at cost, at December 31, 1996, are as follows (in thousands):

                                                              SHARES
                                                               OWNED       COST
                                                              -------   ----------
INVESTMENTS
INVESTORS FUND SERIES:
Money Market Portfolio (Money Market and Money Market #2
  Subaccounts)..............................................   67,593   $   67,593
Total Return Portfolio......................................  246,380      545,752
High Yield Portfolio........................................  223,976      268,638
Growth Portfolio............................................  143,796      380,189
Government Securities Portfolio.............................   66,125       78,850
International Portfolio.....................................  104,269      132,975
Small Cap Growth Portfolio..................................   41,110       55,057
Investment Grade Bond Portfolio.............................    1,907        1,945
Value Portfolio.............................................   17,874       19,266
Small Cap Value Portfolio...................................   12,750       12,249
Value+Growth Portfolio......................................    8,729        9,273
Horizon 20+ Portfolio.......................................    3,063        3,274
Horizon 10+ Portfolio.......................................    5,107        5,321
Horizon 5 Portfolio.........................................    2,265        2,357

JANUS ASPEN SERIES FUND:
Short-Term Bond Portfolio...................................       75          747
Growth Portfolio............................................    1,140       16,476
Aggressive Growth Portfolio.................................    1,056       19,412
Worldwide Growth Portfolio..................................    1,640       29,139
Balanced Portfolio..........................................      422        5,761
LEXINGTON FUNDS:
Natural Resources Portfolio.................................      347        4,363
Emerging Markets Portfolio..................................      523        5,400
FIDELITY VIP FUNDS:
Equity Income Portfolio.....................................      298        5,873
Growth Portfolio............................................      131        3,958
Asset Manager Portfolio.....................................       59          941
Index 500 Portfolio.........................................       64        5,333
Contrafund Portfolio........................................      533        8,111
                                                                        ----------
        TOTAL INVESTMENTS...................................            $1,688,253
                                                                        ==========

The underlying investments of the Fund's portfolios are summarized below.

INVESTORS FUND SERIES

MONEY MARKET PORTFOLIO: This Portfolio invests primarily in short-term obligations of major banks and corporations. The Money Market Subaccount represents the ADVANTAGE III Money Market Subaccount and the PASSPORT Money Market Subaccount #1. Money Market Subaccount #2 represents funds allocated by the owner of a contract to the dollar cost averaging program. Under the dollar cost averaging program, an owner may predesignate a portion of the Subaccount value to be automatically transferred on a monthly basis to one or more of the other Subaccounts. This option is only available to PASSPORT individual and group variable and market value adjusted deferred annuity contracts.

TOTAL RETURN PORTFOLIO: This Portfolio's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the Portfolio may also make private placement investments (which are normally restricted securities).

HIGH YIELD PORTFOLIO: This Portfolio invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories.

GROWTH PORTFOLIO: This Portfolio's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities).

GOVERNMENT SECURITIES PORTFOLIO: This Portfolio invests primarily in U.S. Government securities. The Portfolio will also invest in fixed-income securities other than U.S. Government securities and will engage in options and financial futures transactions.

INTERNATIONAL PORTFOLIO: This Portfolio's investments will normally consist of equity securities of non-United States issuers, however, it may also invest in convertible and debt securities of non-United States issuers and foreign currencies.

SMALL CAP GROWTH PORTFOLIO: This Portfolio's investments will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stocks and debt securities. At least 65% of the Portfolio's total assets will be invested in equity securities of companies having a market capitalization of $1 billion or less at the time of initial investment.

INVESTMENT GRADE BOND PORTFOLIO: This Portfolio seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

VALUE PORTFOLIO: This Portfolio seeks to achieve a high rate of total return.

SMALL CAP VALUE PORTFOLIO: This Portfolio seeks long-term capital appreciation.

VALUE+GROWTH PORTFOLIO: This Portfolio seeks growth of capital through professional management of a portfolio of growth and value stocks.

HORIZON 20+ PORTFOLIO: This Portfolio is designed for investors with approximately a 20+ year investment horizon and seeks growth of capital, with income as a secondary objective.

HORIZON 10+ PORTFOLIO: This Portfolio is designed for investors with approximately a 10+ year investment horizon and seeks a balance between growth of capital and income, consistent with moderate risk.

HORIZON 5 PORTFOLIO: This Portfolio is designed for investors with approximately a 5 year investment horizon, and seeks income consistent with a preservation of capital, with growth of capital as a secondary objective.

JANUS ASPEN SERIES

SHORT-TERM BOND PORTFOLIO: This Portfolio seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years.

GROWTH PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in common stocks with an emphasis on companies with larger market capitalizations.

AGGRESSIVE GROWTH PORTFOLIO: This Portfolio is a nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks. The common stocks held by the Portfolio will normally have an average market capitalization between $1 billion and $5 billion.

WORLDWIDE GROWTH PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic companies.

BALANCED PORTFOLIO: This Portfolio seeks long-term growth of capital balanced by current income. The Portfolio normally invests 40%-60% of its assets in equity securities selected for their growth potential and 40%-60% in fixed-income securities.

LEXINGTON FUNDS

LEXINGTON NATURAL RESOURCES PORTFOLIO: This Portfolio seeks long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist of capital appreciation.

LEXINGTON EMERGING MARKETS PORTFOLIO: This Portfolio seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

FIDELITY VIP FUNDS

EQUITY-INCOME PORTFOLIO: This Portfolio seeks reasonable income by investing primarily in income-producing equity securities.

GROWTH PORTFOLIO: This Portfolio seeks to achieve capital appreciation.

ASSET MANAGER PORTFOLIO: This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

INDEX 500 PORTFOLIO: This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

CONTRAFUND PORTFOLIO: This Portfolio seeks long-term capital appreciation.

(3) TRANSACTIONS WITH AFFILIATES

KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each Subaccount representing assets under the ADVANTAGE III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each Subaccount representing assets under the ADVANTAGE III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each Subaccount representing assets under PASSPORT individual and group variable and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. The PASSPORT DCA Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction.

KILICO also assesses against each ADVANTAGE III contract participating in one or more of the Subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993, and subsequent, the charge is $36 and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each PASSPORT contract participating in one or more of the Subaccounts a records maintenance charge of $30 at the end of each contract year.

For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the ADVANTAGE III Money Market, Total Return, High Yield, and Equity Subaccounts whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each Subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each Portfolio, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year ended December 31, 1996, no such payment was made.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO. During the year ended December 31, 1996, KILICO received contingent deferred sales charges of $1,726,400.

Zurich Kemper Investments, Inc. ("ZKI") (formerly named Kemper Financial Services, Inc.), an affiliated company, is the investment manager of the Investors Fund Series portfolios. In connection with the acquisition of Kemper Corporation on January 4, 1996, Zurich also acquired 100% of ZKI.

Janus Capital Corporation is the investment manager of the Janus Aspen Series Fund Portfolios, Lexington Management Corporation is the investment manager for the Lexington Fund Portfolios and Fidelity Investments is the investment manager for the Fidelity VIP Funds.

(4) NET TRANSFERS (TO) FROM AFFILIATED DIVISIONS AND SUBACCOUNTS

Net transfers (to) from affiliated divisions or accounts include transfers of all or part of the contract owner's interest to or from another Subaccount or to the general account of KILICO.

(5) CONTRACT OWNERS' EQUITY

The contract owners' equity is affected by the investment results of each Portfolio and contract charges. The accompanying financial statements include only contract owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract owners' equity at December 31, 1996, is as follows (in thousands, except unit value; differences are due to rounding):

                                                                                             CONTRACT
                                                            NUMBER           UNIT            OWNERS'
                                                           OF UNITS          VALUE            EQUITY
                                                           --------         -------         ----------
ADVANTAGE III SUBACCOUNT
INVESTORS FUND SERIES
MONEY MARKET
  Flexible Payment, Qualified..........................        770          $ 2.297         $    1,768
  Flexible Payment, Nonqualified.......................      4,762            2.297             10,939
  Periodic Payment, Qualified..........................     10,827            2.199             23,808
  Periodic Payment, Nonqualified.......................      3,948            2.199              8,680
                                                                                            ----------
                                                                                                45,195
                                                                                            ----------
TOTAL RETURN
  Flexible Payment, Qualified..........................        990            5.473              5,420
  Flexible Payment, Nonqualified.......................      4,838            5.068             24,518
  Periodic Payment, Qualified..........................     89,982            5.239            471,457
  Periodic Payment, Nonqualified.......................     17,433            4.882             85,105
                                                                                            ----------
                                                                                               586,500
                                                                                            ----------
HIGH YIELD
  Flexible Payment, Qualified..........................        422            5.738              2,422
  Flexible Payment, Nonqualified.......................      2,440            5.494             13,405
  Periodic Payment, Qualified..........................     24,077            5.493            132,251
  Periodic Payment, Nonqualified.......................     10,028            5.351             53,659
                                                                                            ----------
                                                                                               201,737
                                                                                            ----------
GROWTH
  Flexible Payment, Qualified..........................        260            5.303              1,380
  Flexible Payment, Nonqualified.......................      1,396            5.285              7,379
  Periodic Payment, Qualified..........................     58,672            5.102            299,371
  Periodic Payment, Nonqualified.......................     14,340            5.095             73,063
                                                                                            ----------
                                                                                               381,193
                                                                                            ----------
GOVERNMENT SECURITIES
  Flexible Payment, Qualified..........................        165            1.599                264
  Flexible Payment, Nonqualified.......................      1,187            1.599              1,898
  Periodic Payment, Qualified..........................     18,485            1.566             28,943
  Periodic Payment, Nonqualified.......................     13,804            1.566             21,613
                                                                                            ----------
                                                                                                52,718
                                                                                            ----------
INTERNATIONAL
  Flexible Payment, Qualified..........................        429            1.590                683
  Flexible Payment, Nonqualified.......................      1,190            1.590              1,892
  Periodic Payment, Qualified..........................     62,425            1.567             97,809
  Periodic Payment, Nonqualified.......................     12,177            1.567             19,079
                                                                                            ----------
                                                                                               119,463
                                                                                            ----------
SMALL CAP GROWTH
  Flexible Payment, Qualified..........................        132            1.686                222
  Flexible Payment, Nonqualified.......................        711            1.686              1,198
  Periodic Payment, Qualified..........................     25,931            1.673             43,372
  Periodic Payment, Nonqualified.......................      4,091            1.673              6,842
                                                                                            ----------
                                                                                                51,634
                                                                                            ----------

                                                                                                CONTRACT
                                                                 NUMBER           UNIT          OWNERS'
                                                                OF UNITS         VALUE           EQUITY
                                                                --------         ------         --------
INVESTMENT GRADE BOND
  Flexible Payment, Qualified...............................        --           $   --          $   --
  Flexible Payment, Nonqualified............................        68            1.029              70
  Periodic Payment, Qualified...............................       326            1.027             335
  Periodic Payment, Nonqualified............................        50            1.027              51
                                                                                                 ------
                                                                                                    456
                                                                                                 ------
VALUE
  Flexible Payment, Qualified...............................         8            1.166              11
  Flexible Payment, Nonqualified............................       238            1.166             271
  Periodic Payment, Qualified...............................     4,864            1.164           5,659
  Periodic Payment, Nonqualified............................     1,625            1.164           1,890
                                                                                                 ------
                                                                                                  7,831
                                                                                                 ------
SMALL CAP VALUE
  Flexible Payment, Qualified...............................        --               --              --
  Flexible Payment, Nonqualified............................         7            1.012              10
  Periodic Payment, Qualified...............................     3,784            1.010           3,820
  Periodic Payment, Nonqualified............................       840            1.010             848
                                                                                                 ------
                                                                                                  4,678
                                                                                                 ------
VALUE+GROWTH
  Flexible Payment, Qualified...............................        12            1.138              14
  Flexible Payment, Nonqualified............................        33            1.138              38
  Periodic Payment, Qualified...............................       986            1.136           1,121
  Periodic Payment, Nonqualified............................       454            1.136             516
                                                                                                 ------
                                                                                                  1,689
                                                                                                 ------
HORIZON 20+
  Flexible Payment, Qualified...............................        --               --              --
  Flexible Payment, Nonqualified............................        --               --              --
  Periodic Payment, Qualified...............................       406            1.144             464
  Periodic Payment, Nonqualified............................         7            1.144               8
                                                                                                 ------
                                                                                                    472
                                                                                                 ------
HORIZON 10+
  Flexible Payment, Qualified...............................        10            1.106              12
  Flexible Payment, Nonqualified............................        20            1.106              23
  Periodic Payment, Qualified...............................       634            1.104             700
  Periodic Payment, Nonqualified............................       229            1.104             253
                                                                                                 ------
                                                                                                    988
                                                                                                 ------
HORIZON 5
  Flexible Payment, Qualified...............................        --               --              --
  Flexible Payment, Nonqualified............................        45            1.089              49
  Periodic Payment, Qualified...............................       243            1.086             264
  Periodic Payment, Nonqualified............................        84            1.086              91
                                                                                                 ------
                                                                                                    404
                                                                                                 ------

                                                                                                 CONTRACT
                                                                 NUMBER           UNIT           OWNERS'
                                                                OF UNITS          VALUE           EQUITY
                                                                --------         -------         --------
JANUS ASPEN SERIES FUND
SHORT-TERM BOND
  Flexible Payment, Qualified...............................        --           $    --         $    --
  Flexible Payment, Nonqualified............................        --                --              --
  Periodic Payment, Qualified...............................        63            10.460             660
  Periodic Payment, Nonqualified............................         8            10.460              84
                                                                                                 -------
                                                                                                     744
                                                                                                 -------
GROWTH
  Flexible Payment, Qualified...............................         9            16.021             145
  Flexible Payment, Nonqualified............................        22            16.021             353
  Periodic Payment, Qualified...............................       976            15.960          15,579
  Periodic Payment, Nonqualified............................        99            15.960           1,581
                                                                                                 -------
                                                                                                  17,658
                                                                                                 -------
AGGRESSIVE GROWTH
  Flexible Payment, Qualified...............................         1            18.309              15
  Flexible Payment, Nonqualified............................         2            18.309              31
  Periodic Payment, Qualified...............................       937            18.238          17,089
  Periodic Payment, Nonqualified............................       115            18.238           2,097
                                                                                                 -------
                                                                                                  19,232
                                                                                                 -------
WORLDWIDE GROWTH
  Flexible Payment, Qualified...............................         3            19.565              54
  Flexible Payment, Nonqualified............................        33            19.565             637
  Periodic Payment, Qualified...............................     1,413            19.490          27,537
  Periodic Payment, Nonqualified............................       186            19.490           3,620
                                                                                                 -------
                                                                                                  31,848
                                                                                                 -------
BALANCED
  Flexible Payment, Qualified...............................         3            15.059              40
  Flexible Payment, Nonqualified............................        10            15.059             148
  Periodic Payment, Qualified...............................       360            15.001           5,406
  Periodic Payment, Nonqualified............................        42            15.001             635
                                                                                                 -------
                                                                                                   6,229
                                                                                                 -------
LEXINGTON FUNDS
NATURAL RESOURCES
  Flexible Payment, Qualified...............................         7            14.211             103
  Flexible Payment, Nonqualified............................        --                --              --
  Periodic Payment, Qualified...............................       243            14.154           3,435
  Periodic Payment, Nonqualified............................       100            14.154           1,412
                                                                                                 -------
                                                                                                   4,950
                                                                                                 -------
EMERGING MARKETS
  Flexible Payment, Qualified...............................         1            10.048              12
  Flexible Payment, Nonqualified............................         2            10.048              19
  Periodic Payment, Qualified...............................       443            10.009           4,432
  Periodic Payment, Nonqualified............................        80            10.009             805
                                                                                                 -------
                                                                                                   5,268
                                                                                                 -------

                                                                                               CONTRACT
                                                              NUMBER           UNIT            OWNERS'
                                                             OF UNITS          VALUE            EQUITY
                                                             --------         -------         ----------
FIDELITY VIP FUNDS
EQUITY INCOME
  Flexible Payment, Qualified............................        1            $20.891         $       24
  Flexible Payment, Nonqualified.........................        1             20.891                 22
  Periodic Payment, Qualified............................      263             20.849              5,477
  Periodic Payment, Nonqualified.........................       36             20.849                741
                                                                                              ----------
                                                                                                   6,264
                                                                                              ----------
GROWTH
  Flexible Payment, Qualified............................       --                 --                 --
  Flexible Payment, Nonqualified.........................       --                 --                 --
  Periodic Payment, Qualified............................      116             30.872              3,569
  Periodic Payment, Nonqualified.........................       16             30.872                507
                                                                                              ----------
                                                                                                   4,076
                                                                                              ----------
ASSET MANAGER
  Flexible Payment, Qualified............................       --             16.818                  9
  Flexible Payment, Nonqualified.........................       --                 --                 --
  Periodic Payment, Qualified............................       55             16.784                915
  Periodic Payment, Nonqualified.........................        5             16.784                 79
                                                                                              ----------
                                                                                                   1,003
                                                                                              ----------
INDEX 500
  Flexible Payment, Qualified............................       --                 --                 --
  Flexible Payment, Nonqualified.........................        1             88.539                110
  Periodic Payment, Qualified............................       53             88.364              4,695
  Periodic Payment, Nonqualified.........................       10             88.364                914
                                                                                              ----------
                                                                                                   5,719
                                                                                              ----------
CONTRAFUND
  Flexible Payment, Qualified............................       --                 --                 --
  Flexible Payment, Nonqualified.........................        2             16.450                 30
  Periodic Payment, Qualified............................      488             16.418              8,009
  Periodic Payment, Nonqualified.........................       47             16.418                770
                                                                                              ----------
                                                                                                   8,809
                                                                                              ----------
TOTAL ADVANTAGE III CONTRACT OWNERS' EQUITY..............                                     $1,566,758
                                                                                              ==========

                                                                                             CONTRACT
                                                            NUMBER           UNIT            OWNERS'
                                                           OF UNITS          VALUE            EQUITY
                                                           --------         -------         ----------
PASSPORT SUBACCOUNT
INVESTORS FUND SERIES
MONEY MARKET #1
  Qualified............................................      4,139          $ 1.153         $    4,774
  Nonqualified.........................................      8,132            1.153              9,379
                                                                                            ----------
     Total.............................................                                         14,153
                                                                                            ----------
MONEY MARKET #2
  Qualified............................................      2,263            1.227              2,777
  Nonqualified.........................................      4,660            1.227              5,718
                                                                                            ----------
     Total.............................................                                          8,495
                                                                                            ----------
TOTAL RETURN
  Qualified............................................     18,236            1.423             25,942
  Nonqualified.........................................     55,511            1.423             78,969
                                                                                            ----------
     Total.............................................                                        104,911
                                                                                            ----------
HIGH YIELD
  Qualified............................................     11,427            1.708             19,517
  Nonqualified.........................................     38,199            1.708             65,243
                                                                                            ----------
     Total.............................................                                         84,760
                                                                                            ----------
GROWTH
  Qualified............................................     17,120            1.724             29,519
  Nonqualified.........................................     42,617            1.724             73,482
                                                                                            ----------
     Total.............................................                                        103,001
                                                                                            ----------
GOVERNMENT SECURITIES
  Qualified............................................      4,714            1.263              5,953
  Nonqualified.........................................     16,641            1.263             21,016
                                                                                            ----------
     Total.............................................                                         26,969
                                                                                            ----------
INTERNATIONAL
  Qualified............................................      7,403            1.571             11,628
  Nonqualified.........................................     20,257            1.571             31,817
                                                                                            ----------
     Total.............................................                                         43,445
                                                                                            ----------
SMALL CAP GROWTH
  Qualified............................................      2,967            1.675              4,969
  Nonqualified.........................................      7,313            1.675             12,247
                                                                                            ----------
     Total.............................................                                         17,216
                                                                                            ----------

                                                                                             CONTRACT
                                                            NUMBER           UNIT            OWNERS'
                                                           OF UNITS          VALUE            EQUITY
                                                           --------         -------         ----------
INVESTMENT GRADE BOND
  Qualified............................................        474          $ 1.027         $      486
  Nonqualified.........................................        907            1.027                931
                                                                                            ----------
     Total.............................................                                          1,417
                                                                                            ----------
VALUE
  Qualified............................................      2,964            1.164              3,450
  Nonqualified.........................................      8,229            1.164              9,578
                                                                                            ----------
     Total.............................................                                         13,028
                                                                                            ----------
SMALL CAP VALUE
  Qualified............................................      1,862            1.010              1,879
  Nonqualified.........................................      6,251            1.010              6,314
                                                                                            ----------
     Total.............................................                                          8,193
                                                                                            ----------
VALUE+GROWTH
  Qualified............................................      1,392            1.137              1,582
  Nonqualified.........................................      5,828            1.137              6,624
                                                                                            ----------
     Total.............................................                                          8,206
                                                                                            ----------
HORIZON 20+
  Qualified............................................        825            1.144                943
  Nonqualified.........................................      1,761            1.144              2,015
                                                                                            ----------
     Total.............................................                                          2,958
                                                                                            ----------
HORIZON 10+
  Qualified............................................        868            1.105                958
  Nonqualified.........................................      3,294            1.105              3,638
                                                                                            ----------
     Total.............................................                                          4,596
                                                                                            ----------
HORIZON 5
  Qualified............................................        227            1.087                247
  Nonqualified.........................................      1,591            1.087              1,729
                                                                                            ----------
     Total.............................................                                          1,976
                                                                                            ----------
TOTAL PASSPORT CONTRACT OWNERS' EQUITY.................                                     $  443,324
                                                                                            ==========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

THE BOARD OF DIRECTORS AND STOCKHOLDER
KEMPER INVESTORS LIFE INSURANCE COMPANY:

We have audited the accompanying consolidated balance sheets of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and as of January 4, 1996, and the related consolidated statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 (post-acquisition), and for each of the years in the two-year period ended December 31, 1995 (pre-acquisition). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and as of January 4, 1996, and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries and the results of their operations and their cash flows for the pre-acquisition periods, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Investors Life Insurance Company in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                            KPMG PEAT MARWICK LLP
Chicago, Illinois
March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                              DECEMBER 31      JANUARY 4
                                                                 1996             1996
                                                              -----------      ----------
ASSETS
Fixed maturities, available for sale, at fair value (cost:
  December 31, 1996, $3,929,650; January 4, 1996,
  $3,749,323)...............................................  $3,866,431       $3,749,323
Short-term investments......................................      71,696          372,515
Joint venture mortgage loans................................     110,971          110,194
Third-party mortgage loans..................................     106,585          144,450
Other real estate-related investments.......................      50,157           34,296
Policy loans................................................     288,302          289,390
Other invested assets.......................................      23,507           19,215
                                                              ----------       ----------
          Total investments.................................   4,517,649        4,719,383
Cash........................................................       2,776           25,811
Accrued investment income...................................     115,199          104,402
Goodwill....................................................     244,688          254,883
Value of business acquired..................................     189,639          190,222
Deferred insurance acquisition costs........................      26,811           --
Federal income tax receivable...............................       3,840          112,646
Reinsurance recoverable.....................................     427,165          502,836
Receivable on sales of securities...........................      32,569              902
Other assets and receivables................................      30,277           10,540
Assets held in separate accounts............................   2,127,247        1,761,110
                                                              ----------       ----------
          Total assets......................................  $7,717,860       $7,682,735
                                                              ==========       ==========
LIABILITIES
Future policy benefits......................................  $4,256,521       $4,585,148
Ceded future policy benefits................................     427,165          502,836
Benefits and claims payable to policyholders................      36,142            4,535
Other accounts payable and liabilities......................      59,462           30,030
Deferred income taxes.......................................      60,362           53,472
Liabilities related to separate accounts....................   2,127,247        1,761,110
                                                              ----------       ----------
          Total liabilities.................................   6,966,899        6,937,131
                                                              ----------       ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000 shares.....       2,500            2,500
Additional paid-in capital..................................     761,538          743,104
Unrealized loss on investments..............................     (47,498)          --
Retained earnings...........................................      34,421           --
                                                              ----------       ----------
          Total stockholder's equity........................     750,961          745,604
                                                              ----------       ----------
          Total liabilities and stockholder's equity........  $7,717,860       $7,682,735
                                                              ==========       ==========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                                                  YEAR ENDED DECEMBER 31
                                                            -----------------------------------
                                                                             PREACQUISITION
                                                                         ----------------------
                                                              1996         1995          1994
                                                            --------     ---------     --------
REVENUE
Net investment income.....................................  $299,688     $ 348,448     $353,084
Realized investment gains (losses)........................    13,602      (318,700)     (54,557)
Premium income............................................     7,822           236        --
Fees and other income.....................................    35,095        38,101       31,950
                                                            --------     ---------     --------
          Total revenue...................................   356,207        68,085      330,477
                                                            --------     ---------     --------
BENEFITS AND EXPENSES
Benefits and interest credited to policyholders...........   237,349       245,615      248,494
Commissions, taxes, licenses and fees.....................    28,135        31,793       26,910
Operating expenses........................................    24,678        20,837       25,324
Deferral of insurance acquisition costs...................   (27,820)      (36,870)     (31,852)
Amortization of insurance acquisition costs...............     2,316        14,423       20,809
Amortization of value of business acquired................    21,530        --            --
Amortization of goodwill..................................    10,195        --            --
                                                            --------     ---------     --------
          Total benefits and expenses.....................   296,383       275,798      289,685
                                                            --------     ---------     --------
Income (loss) before income tax expense (benefit).........    59,824      (207,713)      40,792
Income tax expense (benefit)..............................    25,403       (74,664)      14,431
                                                            --------     ---------     --------
          Net income (loss)...............................  $ 34,421     $(133,049)    $ 26,361
                                                            ========     =========     ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                                                         PREACQUISITION
                                                                                   --------------------------
                                                       DECEMBER 31    JANUARY 4    DECEMBER 31    DECEMBER 31
                                                          1996          1996          1995           1994
                                                       -----------    ---------    -----------    -----------
CAPITAL STOCK, beginning and end of period.........      $  2,500     $  2,500      $   2,500      $   2,500
                                                         --------     --------      ---------      ---------

ADDITIONAL PAID-IN CAPITAL, beginning of period....       743,104      491,994        491,994        409,423
Capital contributions from parent..................        18,434        --            --             82,500
Adjustment to reflect purchase accounting method...        --          251,110         --                 --
Transfer of limited partnership interest to
  parent...........................................        --            --            --                 71
                                                         --------     --------      ---------      ---------
          End of period............................       761,538      743,104        491,994        491,994
                                                         --------     --------      ---------      ---------

UNREALIZED GAIN (LOSS) ON INVESTMENTS, beginning of
  period...........................................        --           68,502       (236,443)        93,096
Unrealized gain (loss) on revaluation of
  investments, net.................................       (47,498)       --           304,945       (329,539)
Adjustment to reflect purchase accounting method...        --          (68,502)        --             --
                                                         --------     --------      ---------      ---------
          End of period............................       (47,498)       --            68,502       (236,443)
                                                         --------     --------      ---------      ---------

RETAINED EARNINGS, beginning of period.............        --           42,880        175,929        149,568
Net income (loss)..................................        34,421        --          (133,049)        26,361
Adjustment to reflect purchase accounting method...        --          (42,880)        --             --
                                                         --------     --------      ---------      ---------
          End of period............................        34,421        --            42,880        175,929
                                                         --------     --------      ---------      ---------
          Total stockholder's equity...............      $750,961     $745,604      $ 605,876      $ 433,980
                                                         ========     ========      =========      =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                 YEAR ENDED DECEMBER 31
                                                        -----------------------------------------
                                                                             PREACQUISITION
                                                                        -------------------------
                                                           1996           1995           1994
                                                        -----------     ---------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)...................................  $    34,421     $(133,049)    $    26,361
  Reconcilement of net income (loss) to net cash
     provided:
     Realized investment losses (gains)...............      (13,602)      318,700          54,557
     Interest credited and other charges..............      230,298       237,984         242,591
     Deferred insurance acquisition costs.............      (25,504)      (22,447)        (11,043)
     Amortization of value of business acquired.......       21,530        --             --
     Amortization of goodwill.........................       10,195        --             --
     Amortization of discount and premium on
       investments....................................       25,743         4,586          (1,383)
     Deferred income taxes............................         (897)       38,423          20,809
     Net change in Federal income tax receivable......      108,806       (86,990)            809
     Other, net.......................................      (22,283)      (29,905)        (14,161)
                                                        -----------     ---------     -----------
          Net cash provided from operating
            activities................................      368,707       327,302         318,540
                                                        -----------     ---------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
     Fixed maturities held to maturity................      264,383       320,143         144,717
     Fixed maturities sold prior to maturity..........      891,995       297,637         910,913
     Mortgage loans, policy loans and other invested
       assets.........................................      168,727       450,573         536,668
  Cost of investments purchased or loans originated:
     Fixed maturities.................................   (1,369,091)     (549,867)     (1,447,393)
     Mortgage loans, policy loans and other invested
       assets.........................................     (119,044)     (131,966)       (281,059)
  Short-term investments, net.........................      300,819      (168,351)        198,299
  Net change in receivable and payable for securities
     transactions.....................................      (31,667)       (1,397)        (16,553)
  Net reductions in other assets......................          105         1,996           2,678
                                                        -----------     ---------     -----------
          Net cash provided by investing activities...      106,237       218,768          48,270
                                                        -----------     ---------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................      141,159       247,778         215,034
     Withdrawals......................................     (700,084)     (755,917)       (652,513)
  Capital contributions from parent...................       18,434            --          82,500
  Other...............................................       42,512       (35,309)          3,871
                                                        -----------     ---------     -----------
          Net cash used in financing activities.......     (497,979)     (543,448)       (351,108)
                                                        -----------     ---------     -----------
               Net increase (decrease) in cash........      (23,035)        2,622          15,702
CASH, beginning of period.............................       25,811        23,189           7,487
                                                        -----------     ---------     -----------
CASH, end of period...................................  $     2,776     $  25,811     $    23,189
                                                        ===========     =========     ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners own 80 percent and 20 percent, respectively, of Kemper and therefore the Company.

The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated.

PURCHASE ACCOUNTING METHOD

The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the year ended December 31, 1996, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet for comparative purposes throughout the accompanying financial statements and notes thereto.

Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair market values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair market values of the Company's assets and liabilities as of the acquisition date has been recorded as goodwill. The Company is amortizing goodwill on a straight-line basis over twenty-five years. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996.

The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1996, the Company believes that no such adjustment is necessary.

Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.

The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.

The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2001 are as follows:

                                                                                                PROJECTED
(in thousands)                                        BEGINNING                  ACCRETION OF    ENDING
YEAR ENDED DECEMBER 31                                 BALANCE    AMORTIZATION     INTEREST      BALANCE
---------------------------------------------------   ---------   ------------   ------------   ---------
1996...............................................   $190,222      $(31,427)      $ 9,897      $168,692
1997...............................................    168,692       (26,330)       10,152       152,514
1998...............................................    152,514       (26,769)        9,085       134,830
1999...............................................    134,830       (26,045)        8,000       116,785
2000...............................................    116,785       (24,288)        6,834        99,331
2001...............................................     99,331       (21,538)        5,867        83,660

The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1996, this adjustment increased the value of business acquired and stockholder's equity by approximately $20.9 million and $13.6 million, respectively.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

Life insurance revenue and expenses

Revenue for annuities and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)

Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

Deferred insurance acquisition costs

The costs of acquiring new business after January 4, 1996, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 4.0 percent to 7.5 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.5 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.

Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.

INVESTED ASSETS AND RELATED INCOME

Investments in fixed maturities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)

The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans, real estate-related bonds and other real estate loans where the likelihood of collection of interest is doubtful.

Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; common stock carried at fair value and real estate owned carried at fair value.

Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell. Prior to year-end 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan, discounted at the loan's contractual rate of interest taking into consideration the effects of recourse to, and subordination of loans held by, affiliated non-life realty companies.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost. Other invested assets also include equity securities, not related to real estate-related investments, which are carried at fair value.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

INCOME TAX

The operations of the Company prior to January 4, 1996 have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated Federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries will file separate Federal income tax returns.

Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION

The Company defines cash as cash in banks and money market accounts. Federal income tax refunded by Kemper under the tax allocation arrangement for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 and 1994 amounted to $108.8 million, $25.2 million and $10.7 million, respectively. The Company paid $28.1 million of Federal income taxes directly to the United States Treasury Department during 1996.

Not reflected in the statement of cash flows are rollovers of mortgage loans, other loans and investments totaling approximately $57.0 million in 1994.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME

The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                                  Estimated Unrealized
                                                        Carrying     Amortized    ---------------------
                                                          Value         Cost       Gains       Losses
(in thousands)                                          --------     ---------     -----       ------
DECEMBER 31, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities................  $   92,238   $   93,202     $   --     $   (964)
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..................      30,853       31,519         --         (666)
Debt securities issued by foreign governments........     105,394      108,456        504       (3,566)
Corporate securities.................................   1,896,615    1,935,511      5,918      (44,814)
Mortgage and asset-backed securities.................   1,741,331    1,760,962      1,990      (21,621)
                                                       ----------   ----------     ------     --------
       Total fixed maturities........................  $3,866,431   $3,929,650     $8,412     $(71,631)
                                                       ==========   ==========     ======     ========

JANUARY 4, 1996
U.S. treasury securities and obligations of U.S.
  government agencies and authorities................  $  215,637   $  215,637     $   --     $     --
Obligations of states and political subdivisions,
  special revenue and nonguaranteed..................      24,241       24,241         --           --
Debt securities issued by foreign governments........     139,361      139,361         --           --
Corporate securities.................................   1,695,268    1,695,268         --           --
Mortgage and asset-backed securities.................   1,674,816    1,674,816         --           --
                                                       ----------   ----------     ------     --------
       Total fixed maturities........................  $3,749,323   $3,749,323     $   --     $     --
                                                       ==========   ==========     ======     ========

Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

The Company's $267.7 million real estate portfolio at December 31, 1996 consists of joint venture and third-party mortgage loans and other real estate-related investments.

At December 31, 1996 and January 4, 1996, total impaired loans were as follows:

                                                                December 31     January 4
                                                                    1996           1996
(in millions)                                                   -----------     ---------
Impaired loans without reserves--gross......................       $39.8          $  --
Impaired loans with reserves--gross.........................         7.6           21.9
                                                                   -----          -----
       Total gross impaired loans...........................        47.4           21.9
Reserves related to impaired loans..........................        (4.4)          (6.5)
                                                                   -----          -----
       Net impaired loans...................................       $43.0          $15.4
                                                                   =====          =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $5.9 million. The Company had an average balance of $30.8 million and $124.2 million in impaired loans for 1996 and 1995, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

At December 31, 1996 and January 4, 1996, loans on nonaccrual status amounted to $43.5 million and $3.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

At December 31, 1996, securities carried at approximately $6.1 million were on deposit with governmental agencies as required by law.

At December 31, 1996, the Company had six separate asset-backed securities included in fixed maturity investments from trusts formed to securitize assets underwritten by Green Tree Financial Corporation, which in aggregate amounted to $90.7 million. No other investments exceeded ten percent of the Company's stockholder's equity at December 31, 1996.

Proceeds from sales of investments in fixed maturities prior to maturity were $892.0 million, $297.6 million and $910.9 million during 1996, 1995 and 1994, respectively. Gross gains of $9.9 million, $21.2 million and $6.0 million and gross losses of $16.2 million, $11.9 million and $55.9 million were realized on sales of fixed maturities in 1996, 1995 and 1994, respectively.

The following table sets forth the maturity aging schedule of fixed maturity investments at December 31, 1996:

                                                                 Carrying     Amortized
                                                                  Value       Cost Value
(in thousands)                                                   --------     ----------
One year or less............................................    $   36,814    $   36,862
Over one year through five..................................       643,741       648,811
Over five years through ten.................................     1,170,034     1,200,620
Over ten years..............................................       274,511       282,395
Securities not due at a single maturity date(1).............     1,741,331     1,760,962
                                                                ----------    ----------
       Total fixed maturities...............................    $3,866,431    $3,929,650
                                                                ==========    ==========

---------------
(1) Weighted average maturity of 4.6 years.

The sources of net investment income were as follows:

                                                                                  Preacquisition
                                                                              -----------------------
                                                                 1996           1995           1994
(in thousands)                                                 --------       --------       --------
Interest and dividends on fixed maturities.................    $250,683       $269,934       $274,231
Dividends on equity securities.............................         646            681          1,751
Income from short-term investments.........................       9,130         13,159         10,668
Income from mortgage loans.................................      20,257         40,494         41,713
Income from policy loans...................................      20,700         19,658         18,517
Income from other real estate-related investments..........       4,917         15,565         21,239
Income from other loans and investments....................       2,480          1,555          3,533
                                                               --------       --------       --------
       Total investment income.............................     308,813        361,046        371,652
Investment expense.........................................      (9,125)       (12,598)       (18,568)
                                                               --------       --------       --------
       Net investment income...............................    $299,688       $348,448       $353,084
                                                               ========       ========       ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)

Realized gains (losses) for the years ended December 31, 1996, 1995 and 1994, were as follows:

                                                                     Realized Gains (Losses)
                                                           -------------------------------------------
                                                                                  Preacquisition
                                                                            --------------------------
                                                            1996              1995              1994
(in thousands)                                            -------           ---------         --------
Real estate-related..................................      $17,462          $(325,611)        $(41,720)
Fixed maturities.....................................       (6,344)             9,336          (49,857)
Equity securities....................................        --                  (346)          28,243
Other................................................        2,484             (2,079)           8,777
                                                           -------          ---------         --------
  Realized investment gains (losses) before income
     tax expense (benefit)...........................       13,602           (318,700)         (54,557)
Income tax expense (benefit).........................        4,761           (111,545)         (19,095)
                                                           -------          ---------         --------
  Net realized investment gains (losses).............      $ 8,841          $(207,155)        $(35,462)
                                                           =======          =========         ========

Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses) by class of investment for the years ended December 31, 1996, 1995 and 1994 were as follows:

                                                           Change in Unrealized Gains (Losses)
                                              --------------------------------------------------------------
                                                                                        Preacquisition
                                                                                  --------------------------
                                                                                         December 31
                                              December 31       January 4         --------------------------
                                                 1996             1996              1995             1994
(in thousands)                                -----------       ---------         --------         ---------
Fixed maturities..........................     $(63,219)           $--            $351,964         $(351,646)
Equity securities.........................        1,256             --                 180           (32,710)
Adjustment to deferred insurance
  acquisition costs.......................        1,307             --             (14,277)           11,325
Adjustment to value of business
  acquired................................       20,947             --               --               --
                                               --------            ---            --------         ---------
  Unrealized gain (loss) before income tax
     expense (benefit)....................      (39,709)            --             337,867          (373,031)
Income tax expense (benefit)..............        7,789             --              32,922           (43,492)
                                               --------            ---            --------         ---------
       Net unrealized gain (loss) on
          investments.....................     $(47,498)           $--            $304,945         $(329,539)
                                               ========            ===            ========         =========

(4) UNCONSOLIDATED INVESTEES

At December 31, 1996, the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

As of December 31, 1996 and January 4, 1996, the Company's net equity investment in unconsolidated investees amounted to $11.7 million and $11.4 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $223 thousand for the year ended December 31, 1996, compared with net losses of $453 thousand, and $6.3 million for the years ended December 31, 1995 and 1994, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4) UNCONSOLIDATED INVESTEES (CONTINUED)

Also at January 4, 1996, the Company had joint venture-related loans totaling $21.8 million before reserves to partnerships in which Lumbermens Mutual Casualty Company, an affiliate until August 1993 ("Lumbermens"), had equity interests. These joint venture-related loans were sold during 1996.

(5) CONCENTRATION OF CREDIT AND INTEREST RATE RISK

The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of risk exist in the Company's ownership of mortgage-backed and asset-backed securities and real estate.

Approximately 36.4 percent of the Company's investment-grade fixed maturities at December 31, 1996 were mortgage-backed securities, down from 45.7 percent at January 4, 1996, due to sales and paydowns during 1996. These investments had an average yield of 6.83 percent during 1996 and consisted primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. The Company plans to continue to reduce its holding of such investments over time.

As a result of purchases during 1996, approximately 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1996 consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by manufactured housing loans, auto loans and home equity loans.

Investment income was lower in 1996, compared with both 1995 and 1994, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the market value of the Company's fixed maturity investments as of January 4, 1996 became the Company's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of the Company's fixed maturity investments was approximately $133.9 million greater than original par. The amortization of such premiums reduced investment income by approximately $22.7 million in 1996, compared with 1995 and 1994.

Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of the Company's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities. At December 31, 1996, the Company had unamortized premiums and discounts of $24.7 million and $5.7 million, respectively, related to mortgage-backed and asset-backed securities. The Company believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity is expected to result in reductions to future investment income similar to those reductions experienced by the Company in 1996.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT AND INTEREST RATE RISK (CONTINUED)

The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1996

California.......................   35.2%
Illinois.........................   13.5
Hawaii...........................   11.0
Colorado.........................    7.9
Oregon...........................    7.6
Washington.......................    7.4
Florida..........................    5.4
Texas............................    4.2
Ohio.............................    2.7
Other states.....................    5.1
                                   -----
          Total..................  100.0%
                                   =====

DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1996

Hotel............................   38.8%
Land.............................   24.4
Office...........................   14.1
Residential......................    9.1
Retail...........................    2.6
Industrial.......................    1.0
Other............................   10.0
                                   -----
          Total..................  100.0%
                                   =====

Real estate markets have been depressed in recent periods in areas where most of the Company's real estate portfolio is located. Portions of California's and Hawaii's real estate market conditions have continued to be worse than in many other areas of the country. Real estate markets in northern California and Illinois continue to show some stabilization and improvement.

Undeveloped land represented approximately 24.4 percent of the Company's real estate portfolio at December 31, 1996. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

Approximately half of the Company's real estate loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)

At December 31, 1996, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), have interests constituted approximately $101.3 million, or 37.8 percent, of the Company's real estate portfolio. The Nesbitt ventures primarily consist of eleven hotel properties. At December 31, 1996, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

At December 31, 1996, loans to and investments in a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, constituted approximately $53.0 million, or 19.8 percent, of the Company's real estate portfolio. The Company's interest in the MLP is a less than one percent limited partnership interest and Kemper's interest is 75 percent at December 31, 1996. At December 31, 1996, MLP-related commitments accounted for approximately $9.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.

At December 31, 1996, the Company's loans to and investments in projects with the Prime Group, Inc. or its affiliates totaled approximately $(5.3) million. Negative amounts represent the Company's share of project related operating losses in excess of the Company's investment. Prime Group-related commitments, however,

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

accounted for $145.2 million of the off-balance-sheet legal commitments at December 31, 1996, of which the Company expects to fund $15.9 million.

(6) INCOME TAXES

Income tax expense (benefit) was as follows for the years ended December 31, 1996, 1995 and 1994:

                                                                             Preacquisition
                                                                         ----------------------
                                                             1996          1995          1994
(in thousands)                                              -------      ---------      -------
Current...................................................  $26,300      $(113,087)     $(6,898)
Deferred..................................................     (897)        38,423       21,329
                                                            -------      ---------      -------
          Total...........................................  $25,403      $ (74,664)     $14,431
                                                            =======      =========      =======

Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries will each file a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.

The actual income tax expense (benefit) for 1996, 1995 and 1994 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1996, 1995, and 1994 to income (loss) before income tax expense (benefit).

                                                                             Preacquisition
                                                                          ---------------------
                                                               1996          1995         1994
(in thousands)                                                -------      --------      -------
Computed expected tax expense (benefit)....................  $20,938      $(72,700)     $14,277
Difference between "expected" and actual tax expense
  (benefit):
  State taxes..............................................      913        (1,370)         645
  Amortization of goodwill.................................    3,568            --           --
  Foreign tax credit.......................................       --          (183)        (155)
  Other, net...............................................      (16)         (411)        (336)
                                                             -------      --------      -------
          Total actual tax expense (benefit)...............  $25,403      $(74,664)     $14,431
                                                             =======      ========      =======

Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized.

The Company has established a valuation allowance to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax liability were as follows:

                                                                                  Preacquisition
                                                                               ---------------------
                                                                                    December 31
                                                   December 31    January 4    ---------------------
                                                      1996          1996         1995         1994
(in thousands)                                      -----------    ---------    ---------    --------
Deferred Federal tax assets:
  Unrealized losses on investments...............   $ 16,624      $  --        $      --    $ 85,331
  Life policy reserves...........................     46,452        46,654        42,512      51,519
  Real estate-related............................     20,642        27,736        21,920      39,360
  Other investment-related.......................      5,409         1,773         1,725       7,435
  Other..........................................      8,159         9,750         6,864       6,415
                                                    --------      --------     ---------    --------
     Total deferred Federal tax assets...........     97,286        85,913        73,021     190,060
  Valuation allowance............................    (31,825)      (15,201)      (15,201)   (100,532)
                                                    --------      --------     ---------    --------
     Total deferred Federal tax assets after
       valuation allowance.......................     65,461        70,712        57,820      89,528
                                                    --------      --------     ---------    --------
Deferred Federal tax liabilities:
  Deferred insurance acquisition costs...........      9,384         --          111,523     108,663
  Value of business acquired.....................     66,373        66,578        --           --
  Other investment-related.......................     28,855        37,919        --           --
  Unrealized gains on investments................     --             --           37,919       --
  Depreciation and amortization..................     15,473        15,490        18,767      18,878
  Other..........................................      5,738         4,197         2,320       3,351
                                                    --------      --------     ---------    --------
     Total deferred Federal tax liabilities......    125,823       124,184       170,529     130,892
                                                    --------      --------     ---------    --------
Net deferred Federal tax liabilities.............   $(60,362)     $(53,472)    $(112,709)   $(41,364)
                                                    ========      ========     =========    ========

The valuation allowance is subject to future adjustments based on, among other items, the Company's estimates of future operating earnings and capital gains.

The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

The Company received cash capital contributions of $18.4 million and $82.5 million during 1996 and 1994, respectively.

The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1996 and January 4, 1996, joint venture mortgage loans totaled $111.0 million and $110.2 million, respectively, and during 1996, 1995 and 1994, the Company earned interest income on these joint venture loans of $9.5 million, $19.6 million and $22.0 million, respectively.

All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Zurich Kemper Investments, Inc. ("ZKI"), an affiliated company, and the information systems of Kemper Service Company ("KSvC"), a ZKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1996, 1995 and 1994, expenses allocated to the Company from ZKI and KSvC amounted to $1.7 million, $4.4 million and $6.5 million, respectively. The Company also paid to ZKI investment

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) RELATED-PARTY TRANSACTIONS (CONTINUED)

management fees of $3.6 million, $3.4 million and $6.0 million during 1996, 1995 and 1994, respectively. In addition, expenses allocated to the Company from FKLA during 1996, 1995 and 1994 amounted to $10.5 million, $14.3 million and $11.1 million, respectively.

During 1995 and 1994, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million and $154.0 million, respectively, to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from such affiliated non-life realty subsidiaries for cash. The Company also paid to Kemper real estate subsidiaries $1.8 million in both 1996 and 1995, related to the management of the Company's real estate portfolio.

(8) REINSURANCE

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to FLA. FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1996 and January 4, 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $427.0 million and $502.8 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.

In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996.

The Company's retention limit on term life insurance is $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $94 thousand as of December 31, 1996.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.7 million and $687 thousand at December 31, 1996 and January 4, 1996, respectively.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

The discount rate used in determining the allocated postretirement benefit obligation was 7.75 percent and 7.25 percent for 1996 and 1995, respectively. The assumed health care trend rate used was based on projected experience for 1996 and 1997, 10 percent in 1998, gradually declining to 5.0 percent by the year 2001 and remaining at that level thereafter.

A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 and January 4, 1996 by $56 thousand and $146 thousand, respectively.

During 1995, the Company adopted certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement. The effect of adopting these policies was immaterial.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

Although none of the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1996 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1996.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

At December 31, 1996, the Company had future legal loan commitments and stand-by financing agreements totaling $197.4 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $39.6 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(11) FINANCIAL INSTRUMENTS--OFF BALANCE-SHEET (CONTINUED)

estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) DERIVATIVE FINANCIAL INSTRUMENTS

The Company was party to derivative financial instruments in the normal course of business for other than trading purposes to hedge exposures in foreign currency fluctuations related to certain foreign fixed maturity securities held by the Company. The Company sold its interest in such securities during 1996. The following table summarizes various information regarding these derivative financial instruments as of January 4, 1996:


(in thousands)                                                                                                WEIGHTED
                                                                         WEIGHTED     AVERAGE     AVERAGE     REPRICING
                                                              NOTIONAL   CARRYING   ESTIMATED     YEARS TO    FREQUENCY
JANUARY 4, 1996                                                AMOUNT     VALUE     FAIR VALUE   EXPIRATION    (DAYS)
---------------                                               --------   --------   ----------   ----------   ---------
Non-trading foreign exchange forward options................  $43,754      $112        $112         .32          30

The Company's hedges relating to foreign currency exposure were implemented using forward contracts on foreign currencies. These are generally short-duration contracts with U.S. money-center banks. The Company records realized and unrealized gains and losses on such investments in net income on a current basis. The amounts of gain (loss) included in net income during 1996, 1995 and 1994 totaled $227 thousand, $(1.0) million and $6.4 million, respectively.

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Fixed maturities and equity securities: Fair values for fixed maturity securities and for equity securities were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZKI.

Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

Mortgage loans and other real estate-related investments: Fair values for mortgage loans and other real estate-related investments were estimated based upon the investments observable market price, net of estimated costs

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1996 to be 4.75 percent, while the assumed average market crediting rate was 5.8 percent in 1996.

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1996 and January 4, 1996 were as follows:

                                                     December 31, 1996              January 4, 1996
                                                  ------------------------      ------------------------
                                                   Carrying        Fair          Carrying        Fair
                                                    Value         Value           Value         Value
(in thousands)                                    ----------    ----------      ----------    ----------
Financial instruments recorded as assets:
  Fixed maturities(1).........................    $3,866,431    $3,866,431      $3,749,323    $3,749,323
  Cash and short-term investments.............        74,472        74,472         398,326       398,326
  Mortgage loans and other real estate-related
     assets...................................       267,713       267,713         288,940       288,940
  Policy loans................................       288,302       288,302         289,390       289,390
  Other invested assets.......................        23,507        23,507          19,215        19,215
Financial instruments recorded as liabilities:
  Life policy benefits........................     4,249,264     4,101,588       4,585,148     4,585,148

---------------
(1) Includes $112 thousand carrying value and fair value for January 4, 1996, of derivative securities used to hedge the foreign currency exposure on certain specific foreign fixed maturity investments.

(14) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1997 is $40.9 million. The Company paid no cash dividends in 1996, 1995 or 1994.

The Company's net income (loss) and stockholder's equity as determined in accordance with statutory accounting principles were as follows:

                                                                  1996          1995          1994
(in thousands)                                                  --------      --------      --------
Net income (loss)...........................................    $ 37,287      $(64,707)     $ 44,491
                                                                ========      ========      ========
Statutory surplus...........................................    $411,837      $383,374      $416,243
                                                                ========      ========      ========

APPENDIX

STATE PREMIUM TAX CHART

                                                                                RATE OF TAX
                                                                    ------------------------------------
                                                                    QUALIFIED              NON-QUALIFIED
                                                                      PLANS                    PLANS
            STATE                                                   ---------              -------------
           -------
    California..................................................       .50%                      2.35%*
    District of Columbia........................................      2.25%                      2.25%*
    Kansas......................................................        --                       2.00%*
    Kentucky....................................................      2.00%*                     2.00%*
    Maine.......................................................        --                       2.00%
    Nevada......................................................        --                       3.50%*
    South Dakota................................................        --                       1.25%
    West Virginia...............................................      1.00%                      1.00%
    Wyoming.....................................................        --                       1.00%

     * Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.